                                                                    EXHIBIT 10.4

                      FIRM TRANSPORTATION SERVICE AGREEMENT

      THIS AGREEMENT is made and entered into this 26th day of October, 1993, by and between

      PACIFIC GAS TRANSMISSION COMPANY, a California corporation (hereinafter referred to as "PGT),

                                       and

      PACIFIC GAS AND ELECTRIC COMPANY, a corporation existing under the laws of the State of California, (hereinafter referred to as "Shipper").

      WHEREAS, PGT owns and operates a natural gas pipeline transmission system which extends from a point of interconnection with the pipeline facilities of Alberta Natural Gas Company Ltd. (ANG) at the International Boundary near Kingsgate, British Columbia, through the states of Idaho, Washington and Oregon to a point of interconnection with Pacific Gas and Electric Company at the Oregon-California border near Malin, Oregon; and

      WHEREAS, Shipper desires PGT, on a firm basis, to transport certain quantities of natural gas from Kingsgate, British Columbia to Malin, Oregon for ultimate delivery to Shipper, a local distribution company; and

      WHEREAS, pursuant to FERC Order No. 636, et seq., PGT will unbundle its firm transportation and sales services, and PGT and Shipper will execute a new service agreement for unbundled firm transportation service; and

      WHEREAS, this Agreement will supersede and prior agreements between PGT and Shipper for firm gas sales or firm transportation, and will incorporate the transportation rights thereunder into this Agreement; and

      WHEREAS, PGT is willing to transport certain quantities of natural gas for Shipper, on a firm basis,

      NOW, THEREFORE, the parties agree as follows:

                                        I
                             GOVERNMENTAL AUTHORITY

      1.1 This Firm Transportation Agreement ("Agreement") is made pursuant to the regulations of the Federal Energy Regulatory Commission (FERC) contained in 18 CFR Part 284, as amended from time to time.

                                        I
                             GOVERNMENTAL AUTHORITY
                                   (CONTINUED)

      1.2 This Agreement is subject to all valid legislation with respect to the subject matters hereof, either state or federal, and to all valid present and future decisions, orders, rules, regulations and ordinances of all duly constituted governmental authorities having jurisdiction.

      1.3 Shipper shall reimburse PGT for any and all filing fees incurred by PGT in seeking governmental authorization for the initiation, extension, or termination of service under this Agreement and Rate Schedule FTS-1. Shipper shall reimburse PGT for such fees at PGT's designated office within ten (10) days of receipt of notice from PGT that such fees are due and payable. Additionally, Shipper shall reimburse PGT for any and all penalty fees or fines assessed PGT caused by the negligence of Shipper in not obtaining all proper Canadian and domestic import/export licenses, surety bonds or any other documents and approvals related to the Canadian exportation and subsequent domestic importation of natural gas transported by PGT hereunder.

                                       II
                     QUANTITY OF GAS AND PRIORITY OF SERVICE

      2.1 Subject to the terms and provisions of this Agreement and PGT's Transportation General Terms and Conditions contained in PGT's FERC Gas Tariff First Revised Volume No. 1-A (Transportation General Terms and Conditions) applicable to Rate Schedule FTS-1, daily receipts of gas by PGT from Shipper at the point(s) of receipt shall be equal to daily deliveries of gas by PGT to Shipper at the point(s) of delivery; provided, however, Shipper shall deliver to PGT an additional quantity of natural gas at the point(s) of receipt as compressor station fuel, line loss and unaccounted for gas as specified in the Statement of Effective Rates and Charges of PGT's FERC Gas Tariff First Revised Volume No. 1-A which by this reference is made a part hereof. Any limitation of the quantities to be received from each point of receipt and/or delivered to each point of delivery shall be as specified on the Exhibit A attached hereto.

      2.2 The maximum quantities of gas to be delivered by PGT for Shipper's account at the point(s) of delivery are set forth in Exhibit A.

      2.3 In providing service to its existing or new customers, PGT will use the priorities of service specified in Paragraph 18 of PGT's Transportation General Terms and Conditions on file with the FERC.

      2.4 Prior to initiation of service, Shipper shall provide PGT with any information required by the FERC, as well as the information identified in Paragraphs 21, 28, and 29 of PGT's Transportation General Terms and Conditions applicable to Rate Schedule FTS-1.

                                       III
                                TERM OF AGREEMENT

      3.1 This Agreement shall become effective November 1, 1993, and shall continue in full force and effect until October 31, 2005. Thereafter, this Agreement shall continue in effect from year to year unless Shipper gives PGT twelve (12) months prior written notice of termination of this Agreement. The Agreement shall terminate twelve (12) months after such notice.

                                       IV
                         POINTS OF RECEIPT AND DELIVERY

      4.1 The primary point of receipt of gas deliveries to PGT is as designated in Exhibit A, attached hereto.

      4.2 The primary point of delivery of gas to Shipper is as designated in Exhibit A, attached hereto.

      4.3 Shipper shall deliver or cause to be delivered to PGT the gas to be transported hereunder at pressures sufficient to deliver such gas into PGT's system at the point(s) of receipt. PGT shall deliver the gas to be transported hereunder to or for the account of Shipper at the pressures existing in PGT's system at the point(s) of delivery.

      4.4 Pursuant to Paragraph 29 of PGT's Transportation General Terms and Conditions, Shipper may designate other receipt and/or delivery points as secondary receipt or delivery points.

                                        V
                               OPERATING PROCEDURE

      5.1 Shipper shall conform to the operating procedures set forth in PGT's Transportation General Terms and Conditions.

      5.2 Nothing in Section 5.1 shall compel PGT to transport gas pursuant to Shipper's request on any given day. PGT shall have the right to interrupt or curtail the transport of gas for the account of Shipper pursuant to PGT's Transportation General Terms and Conditions applicable to Rate Schedule FTS-1.

                                       VI
                          RATE(S), RATE SCHEDULES, AND
                     GENERAL TERMS AND CONDITIONS OF SERVICE

      6.1 Shipper shall pay PGT each month for services rendered pursuant to this Agreement in accordance with PGT's Rate Schedule FTS-1, or superseding rate schedule(s), on file with and subject to the jurisdiction of FERC.

                                       VI
                          RATE(S), RATE SCHEDULES, AND
                     GENERAL TERMS AND CONDITIONS OF SERVICE
                                   (CONTINUED)

      6.2 Shipper shall compensate PGT each month for compressor station fuel, line loss and other unaccounted for gas associated with this transportation service provided herein in accordance with PGT's Rate Schedule FTS-1, or superseding rate schedule(s), on file with and subject to the jurisdiction of the FERC.

      6.3 This Agreement in all respects shall be and remains subject to the applicable provisions of Rate Schedule FTS-1, or superseding rate schedule(s) and of the applicable Transportation General Terms and Conditions of PGT's FERC Gas Tariff First Revised Volume No. 1-A on file with the FERC, all of which are by this reference made a part hereof.

      6.4 PGT shall have the unilateral right from time to time to propose and file with FERC such changes in the rates and charges applicable to transportation services pursuant to this Agreement, the rate schedule(s) under which this service is hereunder provided, or any provisions of PGT's Transportation General Terms and Conditions applicable to such services. Shipper shall have the right to protest any such changes proposed by PGT and to exercise any other rights that Shipper may have with respect thereto.

                                       VII
                                  MISCELLANEOUS

      7.1 This Agreement shall be interpreted according to the laws of the State of California.

      7.2 Shipper agrees to indemnify and hold PGT harmless for refusal to transport gas hereunder in the event any upstream or downstream transporter fails to receive or deliver gas as contemplated by this Agreement.

                                       VII
                                  MISCELLANEOUS
                                   (CONTINUED)

      7.3 Unless herein provided to the contrary, any notice called for in this Agreement shall be in writing and shall be considered as having been given if delivered by registered mail or telex with all postage or charges prepaid, to either PGT or Shipper at the place designated below. Routine communications, including monthly statements and payment, shall be considered as duly delivered when received by ordinary mail. Unless changed, the addresses of the parties are as follows:

                 "PGT" PACIFIC GAS TRANSMISSION COMPANY
                 160 Spear Street
                 Room 1900
                 San Francisco, California 94105-1570
                 ATTENTION:  President & CEO

                 "SHIPPER"   PACIFIC GAS & ELECTRIC COMPANY
                             77 Beale Street, Room 1611
                             Mail Code B16A, P. O. Box 770000
                             San Francisco, CA 94177
                             ATTENTION:  Mgr. Gas Services Dept.

      7.4 A waiver by either party of any one or more defaults by the other hereunder shall not operate as a waiver of any future default or defaults, whether of a like or of a different character.

      7.5 This Agreement may only be amended by an instrument in writing executed by both parties hereto.

      7.6 Nothing in this Agreement shall be deemed to create any rights or obligations between the parties hereto after the expiration of the term set forth herein, except that termination of this Agreement shall not relieve either party of the obligation to correct any quantity imbalances or Shipper of the obligation to pay any amounts due hereunder to PGT.

      7.7 Exhibits A and C attached hereto are incorporated herein by reference and made a part hereof for all purposes.

      IN WITNESS WHEREOF the parties have caused this Agreement to be executed as of the day and year first above written.


                            PACIFIC GAS TRANSMISSION COMPANY

                            By:  /s/ Paula G. Rosput
                               -------------------------------------------------

                            Name:  Paula G. Rosput

                            Title:  Senior Vice President

                            Date:  October 26, 1993


                            PACIFIC GAS & ELECTRIC COMPANY

                            By:  /s/ William R. Mazotti
                               -------------------------------------------------

                            Name:  William R. Mazotti

                            Title:  Vice President - Gas Services & Operations

                            Date:  October 26, 1993

                                    EXHIBIT A

                                     TO THE
                      FIRM TRANSPORTATION SERVICE AGREEMENT
                        DATED____________________BETWEEN
                        PACIFIC GAS TRANSMISSION COMPANY
                                       AND
                         PACIFIC GAS & ELECTRIC COMPANY

RECEIPT               DELIVERY             MAXIMUM DAILY QUANTITY (MDQ)
POINT (1)             POINT(1)                 (DELIVERED) MMBTU/D
---------             --------             ----------------------------
                                            SUMMER(2)       WINTER(3)
                                            ---------       ---------
KINGSGATE             MALIN                 1,023,120(4)    1,081,990

(1) Pursuant to Paragraph 29 of PGT's Transportation General Terms and Conditions, Shipper may designate other receipt and delivery points as "secondary receipt" and "secondary delivery" points. For example, Shipper may designate Stanfield, Oregon and/or Spokane, Washington as secondary receipt points.

(2) Summer- - months of May through October.

(3) Winter - - months of November through April,

(4) In accordance with FERC's October 1, 1993 order at Docket n. RS92-46 Shipper's firm Summer MDQ (Delivered) may exceed 1,023,120 MMBtu/d to the extent firm capacity is available on PGT's original system. However, under no circumstances may Shipper's firm Summer MDQ (Delivered) exceed 1,081,990 MMBtu/d.

                                    EXHIBIT C

                                     TO THE
                      FIRM TRANSPORTATION SERVICE AGREEMENT
                        DATED____________________BETWEEN
                        PACIFIC GAS TRANSMISSION COMPANY
                                       AND
                         PACIFIC GAS & ELECTRIC COMPANY

Type of Replacement Service:

Replacement Shipper:

Receipt Point:

Delivery Point:

Maximum Daily Quantity:

Commencement of Credit:

Termination of Credit:

Level of Credit:            _____percent of the maximum rate defined as
                            ________________________________________________
                            ________________________________________________

                            Applicable for service under Rate Schedule FTS-1

Other Terms and Conditions:

1)__________________________________________________________________________

2)__________________________________________________________________________

3)__________________________________________________________________________

Gas Transmission Northwest Corporation
FERC Gas Tariff                                            Original Sheet No. 30
Third Revised Volume No. 1-A

                               RATE SCHEDULE FTS-1
                           FIRM TRANSPORTATION SERVICE

1.       AVAILABILITY

         This rate schedule is available to any party (hereinafter called "Shipper") qualifying for service pursuant to the Commission's Regulations contained in 18 CFR Part 284, and who has executed a Firm Transportation Service Agreement with GTN in the form contained in this FERC Gas Tariff, Third Revised Volume No. 1-A.

2.       APPLICABILITY AND CHARACTER OF SERVICE

         This rate schedule shall apply to firm gas transportation services performed by GTN for Shipper pursuant to the executed Firm Transportation Service Agreement between GTN and Shipper. GTN shall receive from Shipper such daily quantities of gas up to the Shipper's Maximum Daily Quantity as specified in the executed Firm Transportation Service Agreement between GTN and Shipper plus the required quantity of gas for fuel and line loss associated with service under this Rate Schedule FTS-1 and redeliver an amount equal to the quantity received less the required quantity of gas for fuel and line loss. This transportation service shall be firm and not subject to curtailment or interruption except as provided in the Transportation General Terms and Conditions.

         Firm transportation service shall be subject to all provisions of the executed Firm Transportation Service Agreement between GTN and Shipper and the applicable Transportation General Terms and Conditions.

3.       RATES

         Shipper shall pay GTN each month the sum of the Reservation Charge,the Delivery Charge, plus any applicable Extension Charge, Overrun Charge and applicable surcharges for the quantities of natural gas delivered. The rate(s) set forth in GTN's current Effective Rates and Charges for Transportation of Natural Gas in this FERC Gas Tariff, Third Revised Volume No. 1-A are applied to transportation service rendered under this rate schedule.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                            Original Sheet No. 31
Third Revised Volume No. 1-A

                               RATE SCHEDULE FTS-1
                           FIRM TRANSPORTATION SERVICE
                                   (Continued)

3.       RATES (Continued)

         3.1      Reservation Charge

                  The Reservation Charge shall be the sum of the Mileage and the Non-Mileage Component:

                      (a)      Mileage Component

                      The Mileage Component shall be the product of the currently effective Mileage Rate as set forth on Effective Tariff Sheet No. 4, the distance, in pipeline miles, from the Primary Point(s) of receipt to the Primary Point(s) of Delivery on Mainline Facilities as set forth in Shipper's Contract, and the Shipper's Maximum Daily Quantity at such Point(s).

                      (b)      Non-Mileage Component

                      The Non-Mileage Component shall be the product of the currently effective Non-Mileage Rate as set forth on Effective Tariff Sheet No. 4 and the Shipper's Maximum Daily Quantity at Primary Point(s) of Delivery on Mainline Facilities.

                      (c)      Mitigation Revenue Recovery Surcharge

                      If Shipper is a Subject Shipper, the Mitigation Revenue Recovery Surcharge for the Mileage and Non-Mileage Components as set forth on Effective Tariff Sheet No. 4 shall be included in, and become a part of, the maximum Mileage and Non-Mileage Base Reservation Rates used for computing the Mileage and Non-Mileage Components of the Reservation Charge. The Mileage Component shall be designed to recover, on the basis of the mileage billing determinants of the Subject Shippers underlying GTN's currently effective rates, mileage mitigation revenues not recovered from other shippers in accordance with Article IV, Section 1(b) of the Stipulation and Agreement in Docket No. RP94-149-000, et al., and the Non-Mileage Component shall be designed to recover, on the basis of the Non-Mileage billing determinants of the Subject Shippers underlying GTN's currently effective rates, Non-Mileage mitigation revenues not recovered from other shippers in accordance with Article IV, Section 1(b) of the Stipulation and Agreement in Docket No. RP94-149-000, et al.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                            Original Sheet No. 32
Third Revised Volume No. 1-A

                               RATE SCHEDULE FTS-1
                           FIRM TRANSPORTATION SERVICE
                                   (Continued)

3.       RATES (Continued)

3.1      Reservation Charge (Continued)

         (d)      Competitive Equalization Surcharge

         The Mileage and Non-Mileage components of the Competitive Equalization Surcharge as set forth on Effective Tariff Sheet No. 4 shall be included in, and become a part of, the maximum Mileage and Non-Mileage Base Reservation Rates used for computing the Mileage and Non-Mileage Components of the Reservation Charge of shippers that have contracted for service utilizing, in whole or in part, CES Capacity under a Firm Transportation Service Agreement having a term of one year or more and shippers that have obtained service rights from such shippers pursuant to Section 28 of the General Terms and Conditions of this FERC Gas Tariff. The Mileage Component shall be equal to the Mileage Component of the Mitigation Revenue Recovery Surcharge and the Non-Mileage Component shall be equal to the Non-Mileage Component of the Mitigation Revenue Recovery Surcharge. Shippers to which the Competitive Equalization Surcharge applies, other than shippers that have obtained service pursuant to Section 28 of the General Terms and Conditions of this FERC Gas Tariff, shall be identified on Effective Tariff Sheet No. 11.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                            Original Sheet No. 33
Third Revised Volume No. 1-A

                               RATE SCHEDULE FTS-1
                           FIRM TRANSPORTATION SERVICE
                                   (Continued)

3.       RATES (Continued)

3.1      Reservation Charge (Continued)

         (e) Shipper's obligation to pay the Reservation Charge and applicable Reservation Surcharge is independent of Shipper's ability to obtain export authorization from the National Energy Board of Canada, Canadian provincial removal authority, and/or import authorization from the United States Department of Energy, and shall begin with the execution of the Firm Transportation Service Agreement by both parties. The Reservation Charge and Reservation Surcharge due and payable shall be computed beginning in the month in which service is first available (prorated if beginning in the month in which service is available on a date other than the first day of the month). Thereafter, the monthly Reservation Charge and Reservation Surcharge shall be due and payable each month during the Initial (and Subsequent) Term(s) of the Shipper's executed Firm Transportation Service Agreement and is unaffected by the quantity of gas transported by GTN to Shipper's delivery point(s) in any month except as provided for in Paragraphs 3.10 and 3.11 of this rate schedule.

3.2      Delivery Charge

         The Delivery Charge shall be the product of the Delivery Rate as set forth on Effective Tariff Sheet No. 4, the quantities of gas delivered in the month (in Dth) (excluding Authorized Overrun) at point(s) of delivery on Mainline Facilities, and the distance, in pipeline miles, from the point(s) of receipt to point(s) of delivery on Mainline Facilities.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                            Original Sheet No. 34
Third Revised Volume No. 1-A

                               RATE SCHEDULE FTS-1
                           FIRM TRANSPORTATION SERVICE
                                   (Continued)

3.       RATES (Continued)

         3.3      Extension Charge

                  If Shipper designates a Primary Point of delivery on an Extension Facility, then in addition to all other charges that are applicable, Shipper shall pay the Extension Charge, which shall consist of a reservation and delivery component.

                  (a) The reservation component of the Extension Charge shall be the product of Shipper's Maximum Daily Quantity at the Primary Point(s) of delivery on the Extension Facility, the applicable Extension reservation rate as set forth on Effective Tariff Sheet No. 4, and the distance, in pipeline miles, from the Receipt Point(s) on the Extension Facility to the Primary Point(s) of delivery.

                  (b) The delivery component of the Extension Surcharge shall be the product of the quantities delivered at the point(s) of delivery on the Extension Facility, the applicable Extension delivery rate as set forth on Effective Tariff Sheet No. 4, and the distance, in pipeline miles, from the Receipt Point(s) on the Extension Facility to the point(s) of delivery.

         3.4      Authorized Overrun Charge

                  Quantities in excess of Shipper's MDQ shall be transported when capacity is available on the GTN system and when the provision of such Authorized Overruns shall not effect any Shipper's rights on the GTN System. Authorized Overruns are interruptible in nature. The rate charged shall be the same as the rates and charges for interruptible transportation under Rate Schedule ITS-1 as set forth on effective Tariff Sheet No. 4, and such Authorized Overruns shall be subject to the priority of service provisions of Paragraph 19 of the Transportation General Terms and Conditions.

         3.5      Applicability of Surcharges

                  Shipper shall pay all reservation and usage surcharges applicable to the service provided to such Shipper as set forth in GTN's FERC Gas Tariff, Third Revised Volume No. 1-A. such surcharges shall be deemed to be part of Shipper's reservation and Delivery Charges.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                            Original Sheet No. 35
Third Revised Volume No. 1-A

                               RATE SCHEDULE FTS-1
                           FIRM TRANSPORTATION SERVICE
                                   (Continued)

3.       RATES (Continued)

         3.6 Shipper shall pay the Maximum Reservation Charge, and the Maximum Delivery Charge for service under this Rate Schedule unless GTN offers to discount the Mileage Rate components or the Non-Mileage Rate components of the Reservation Rate or the Delivery Rate or the GRI surcharge under this rate schedule. If GTN elects to discount any such rate, GTN shall, up to forty-eight (48) hours prior to such discount, by written notice, advise Shipper of the effective date of such charges and the quantity of gas so affected; provided, however, such discount shall not be anticompetitive or unduly discriminatory between individual shippers. The rates for service under this rate schedule shall not be discounted below the Minimum Reservation Charge, the Minimum Delivery Rate, and applicable ACA Surcharge.

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                            Original Sheet No. 36
Third Revised Volume No. 1-A

                               RATE SCHEDULE FTS-1
                           FIRM TRANSPORTATION SERVICE
                                   (Continued)

3.       RATES (Continued)

         3.7      Reserved

         3.8 Backhauls (as defined in Paragraph 1.30 of the Transportation General Terms and Conditions) shall be subject to the same charges as forward haul (as defined in Paragraph 1.29 of the Transportation General Terms and Conditions) except that no gas shall be retained by GTN for compressor station fuel, line loss and other unaccounted-for gas. Backhauls are subject to the operating conditions of GTN's pipeline and will not be made available to Shipper if GTN determines, in its sole discretion, that such transportation is operationally infeasible or otherwise not available.

         3.9      Reserved

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                            Original Sheet No. 37
Third Revised Volume No. 1-A

                               RATE SCHEDULE FTS-1
                           FIRM TRANSPORTATION SERVICE
                                   (Continued)

3.       RATES (Continued)

         3.10     Capacity Release

                  (a)      Releasing Shippers:

                           Shipper shall have the option to release capacity pursuant to the provisions of GTN's capacity release program as specified in the Transportation General Terms and Conditions. Shipper may release its capacity, up to Shipper's Maximum Daily Quantity under this rate schedule, in accordance with the provisions of Paragraph 28 of GTN's Transportation General Terms and conditions of this FERC Gas Tariff, Third Revised Volume No. 1-A. Shipper shall pay a fee associated with the marketing of capacity by GTN (if applicable) in accordance with Paragraph 28 of the Transportation General Terms and Conditions. This fee shall be negotiated between GTN and the Releasing Shipper.

                  (b)      Replacement Shippers:

                           Shipper may receive released capacity service under this rate schedule pursuant to Paragraph 28 of the Transportation General Terms and Conditions and is required to execute a service agreement in the form contained for capacity release under Rate Schedule FTS-1 in this Third Revised Volume No. 1-A.

                           Shipper shall pay GTN each month for transportation service under this rate schedule and as set forth in GTN's current Statement of Effective Rates and Charges in this Third Revised Volume No. 1-A. Charges to be paid shall be the sum of the Reservation Charge, Delivery Charge, and other applicable surcharges or penalties.

                           The rates paid by Shipper receiving capacity release transportation service shall be adjusted as provided on Exhibit R in the executed Transportation Service Agreement For Capacity Release between GTN and Shipper.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                            Original Sheet No. 38
Third Revised Volume No. 1-A

                               RATE SCHEDULE FTS-1
                           FIRM TRANSPORTATION SERVICE
                                   (Continued)

3.11     Reservation Charge Credit - Malin Primary Delivery Point

         If GTN fails to deliver to Malin, Oregon ninety-five percent (95%) or more of the aggregate Confirmed Daily Nominations (as hereinafter defined) of all Shippers with a Malin primary delivery point receiving service under this rate schedule (hereinafter referred to as the "Non-Deficiency Amount") for more than twenty-five (25) days in any given Contract Year, then for each day during that Contract Year in excess of twenty-five (25) days that GTN so fails to deliver the Non-Deficiency Amount (a "Credit Day") Shipper, as its sole remedy, shall be entitled to a Reservation Charge Credit calculated in the manner hereinafter set forth.

         For the purpose of this Paragraph 3.10, Confirmed Daily Nomination shall mean for any day, the lesser of (1) Shipper's Maximum Daily Quantity or (2) the actual quantity of gas that the connecting pipeline upstream of GTN is capable of delivering for Shipper's account to GTN at Shipper's primary point of receipt(s) on GTN less Shipper's requirement to provide compressor fuel and line losses under the Statement of Effective Rates and Charges of GTN's FERC Gas Tariff, Third Revised Volume No. 1-A or (3) the quantity of gas that Pacific Gas And Electric Company (PG&E) is capable of accepting at Malin for Shipper's account or (4) Shipper's nomination to GTN.

         The Reservation Charge Credit for each Credit Day for a particular Shipper shall be computed as follows:

              Reservation Charge      A             B - C
              Credit for Each        -----     x    ------
              Credit Day          = (30.4 )        (  B   )

         where  A =   Shipper's Monthly Reservation Charge

                B = Shipper's confirmed daily nomination for the Credit Day

                C = Actual quantity of gas delivered by GTN to PG&E Malin for Shipper's account for the Credit Day

         Except as provided for in Paragraph 3.11 of this rate schedule, this Reservation Charge Credit is Shipper's sole remedy for nondelivery of gas by GTN.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                            Original Sheet No. 39
Third Revised Volume No. 1-A

                               RATE SCHEDULE FTS-1
                           FIRM TRANSPORTATION SERVICE
                                   (Continued)

3.12     Reservation Charge Credit - Other than Malin Primary Delivery Point

         If GTN fails to deliver Forward-haul service on a Primary Path to a primary delivery point on its system other than Malin, Oregon, ninety-five percent (95%) or more of the aggregate Confirmed Daily Nominations (as hereinafter defined) of all Shippers at such primary delivery point other than Malin receiving service under this rate schedule (hereinafter referred to as the "Non-Deficiency Amount") for more than twenty-five (25) days in any given Contract Year, then for each day during that Contract Year in excess of twenty-five (25) days that GTN so fails to deliver the Non-Deficiency Amount (a "Credit Day") Shipper, as its sole remedy, shall be entitled to a Reservation Charge Credit calculated in the manner hereinafter set forth.

         For the purpose of this Paragraph 3.12, Confirmed Daily Nomination shall mean for any day, the lesser of (1) Shipper's Maximum Daily Quantity or (2) the quantity of gas that the connecting downstream pipeline(s), local distribution company pipeline(s), or end-user(s) is/are capable of accepting for Shipper's account at Shipper's point(s) of primary delivery on GTN or (3) the quantity of gas that the connecting pipeline upstream of GTN is capable of delivering to GTN for Shipper's account to GTN at Shipper's primary point of receipt(s) on GTN less Shipper's requirement to provide compressor fuel and line losses under the Statement of Effective Rates and Charges of GTN's FERC Gas Tariff, Third Revised Volume No. 1-A or (4) Shipper's nomination to GTN.

         The Reservation Charge Credit for each Credit Day for a particular Shipper shall be computed as follows:

            Reservation Charge      A             B - C
            Credit for Each        -----     x    ------
            Credit Day          = (30.4 )        (  B   )

          where  A =   Shipper's Monthly Reservation Charge

                 B = Shipper's confirmed daily nomination for the Credit Day

                 C = Actual quantity of gas delivered by GTN to a Shipper's primary delivery point(s) (other than Malin) for Shipper's account for the Credit Day

         Except as provided for in Paragraph 3.10 of this rate schedule this Reservation Charge Credit is Shipper's sole remedy for nondelivery of gas by GTN.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                            Original Sheet No. 40
Third Revised Volume No. 1-A

                               Rate Schedule FTS-1
                           Firm Transportation Service
                                   (Continued)

3.       RATES (Continued)

         3.13     NEGOTIATED RATES

                  Notwithstanding any provision of GTN's Tariff to the contrary, GTN and Shipper may mutually agree in writing to a Negotiated Rate (including a Negotiated Rate Formula) with respect to the rates, rate components, charges, or credits that are otherwise prescribed, required, established, or imposed by this Rate Schedule or by any other applicable provision of GTN's Tariff.

                  Such Negotiated Rate shall be set forth in Attachment B to the Firm Transportation Service Agreement and GTN shall make any filings with the Commission necessary to effectuate such Negotiated Rate.

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                            Original Sheet No. 41
Third Revised Volume No. 1-A

                               RATE SCHEDULE FTS-1
                           FIRM TRANSPORTATION SERVICE
                                   (Continued)

4.       FUEL AND LINE LOSS

         For all Forward Hauls, Shipper shall furnish to GTN quantities of gas for compressor station fuel, line loss and other utility purposes, plus other unaccounted for gas used in the operation of GTN's combined pipeline system between the International Boundary near Kingsgate, British Columbia and the Oregon-California boundary for the transportation quantities of gas delivered by GTN to Shipper, based upon the effective fuel and line loss percentages in accordance with Paragraph 37 of the General Terms and Conditions. No fuel charge shall apply to transactions that do not involve a forward haul movement of gas.

5.       TRANSPORTATION GENERAL TERMS AND CONDITIONS

         All of the Transportation General Terms and Conditions are applicable to this rate schedule, unless otherwise stated in the executed Firm Transportation Service Agreement between GTN and Shipper. Any future modifications, additions or deletions to said Transportation General Terms and Conditions, unless otherwise provided, are applicable to firm transportation service rendered under this rate schedule, and by this reference, are made a part hereof.

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                            Original Sheet No. 41
Third Revised Volume No. 1-A

                             Reserved For Future Use

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 100
Third Revised Volume No. 1-A

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                               TABLE OF CONTENTS

Paragraph No.                       Provision                               Sheet No.
    1          Definitions                                                     101
    2          Gas Research Institute Charge Adjustment Provision              108
    3          Quality of Gas                                                  110
    4          Measuring Equipment                                             112
    5          Measurements                                                    114
    6          Inspection of Equipment and Records                             116
    7          Billing                                                         117
    8          Payment                                                         118
    9          Notice of Changes in Operating Conditions                       119
    10         Force Majeure                                                   120
    11         Warranty of Eligibility for Transportation                      121
    12         Possession of Gas and Responsibility                            121
    13         Indemnification                                                 121
    14         Arbitration                                                     122
    15         Governmental Regulations                                        122
    16         Miscellaneous Provision                                         123
    17         Transportation Service Agreement                                123
    18         Operating Provisions                                            125
    19         Priority of Service, Scheduling and Nominations                 142
    20         Curtailment                                                     159
    21         Balancing                                                       160
    22         Annual Charge Adjustment (ACA) Provision                        170
    23         Shared Operating Personnel and Facilities                       170
    24         Complaint Procedures                                            171
    25         Information Concerning Availability and Pricing
               of Transportation Service and Capacity Available for
               Transportation                                                  172
    26         Market Centers                                                  173
    27         Planned GTN Capacity Curtailments and Interruptions             174
    28         Capacity Release                                                175
    29         Flexible Receipt and Delivery Points                            200
    30         Gas Supply Restructuring Transition Costs                       202
    31         Negotiated Rates                                                208
    32         Equality of Transportation Service                              210
    33         Right of First Refusal Upon Termination of
               Firm Shipper's Service Agreement                                211
    34         Electronic Communications                                       216
    35         Competitive Equalization Surcharge Revenue Credit               221
    35A        Crediting of Interruptible Transportation Revenues for
               Extensions                                                      222
    36         Discount Policy                                                 225
    37         Adjustment Mechanism for Fuel, Line Loss and Other
               Unaccounted For Gas Percentages                                 227
    38         Reserved                                                        229
    39         Sales of Excess Gas                                             230
    40         Gas Industry Standards                                          231

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 101
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

1.       DEFINITIONS

         1.1 Gas Day: In accordance with NAESB Standard 1.3.1, Version 1.5, the term "Gas Day" shall be 9:00 a.m. to 9:00 a.m. Central Clock Time (7:00 a.m. to 7:00 a.m. Pacific Clock Time).

         1.1.1 Business Day: The term "Business Day" shall mean Monday through Friday, excluding U.S.Federal Banking Holidays for transactions in the United States and similar holidays for transactions occurring in Canada and Mexico.

         1.2 Month: The word "month" shall mean a period extending from the beginning of the first day in a calendar month to the beginning of the first day in the next succeeding calendar month.

         1.3      Maximum Daily Quantity: The term "Maximum Daily Quantity"
                  (MDQ)shall mean the maximum daily quantity in Dth of gas which GTN agrees to deliver exclusive of an allowance for compressor station fuel, line loss and other unaccounted for gas and transport for the account of Shipper to Shipper's point(s) of delivery on each day during each year during the term of Shipper's Transportation Service Agreement with GTN.

         1.4 Marketing Affiliate: The term "marketing affiliate" shall mean Pacific Gas and Electric Company and CEG Energy Options Inc.

         1.5      Gas: The word "gas" shall mean natural gas.

         1.6 Cubic Foot of Gas: The term "cubic foot of gas" is defined in accordance with NAESB Standard 2.3.9, Version 1.5, as that quantity of gas which measures one (1) cubic foot at standard conditions of 14.73 dry psia, 60 degrees F. For gas volumes reported in cubic meters, the standard conditions are 101.325 kPa, 15 degrees C. Standard 2.3.9, Version 1.5 states in full "Standardize the reporting basis for Btu as 14.73 psia and 60 degrees F (101.325 kPa and 15 degrees C, and dry). Standardize the reporting basis for gigacalorie as 1.035646 Kg/cm2 and
                  15.6 degrees C and dry. Standardize the reporting basis for gas volumes as cubic foot at standard conditions of 14.73 psia, 60 degrees, F and dry. For gas volumes reported in cubic meters, the standard conditions are 101.325 kPa, 15 degrees C, and dry."

         1.7 Mcf: The term "Mcf" shall mean one thousand (1,000) cubic feet of gas and shall be measured as set forth in Paragraph 5 hereof. The term "MMcf" shall mean one million (1,000,000) cubic feet of gas.

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 102
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS

1.       DEFINITIONS (Continued)

         1.8 Dekatherm: The term "Dekatherm" (or "Dth") is the quantity of heat energy equivalent to one million (1,000,000 British Thermal Units (MMBtu). Dth is the standard quantity for Nominations, confirmations and Scheduled Quantities in the United States. For purposes of this tariff and associated Service Agreements, the terms MMBtu and Dth are synonymous.

         1.9 Btu: The term "Btu" shall mean British Thermal Unit. The term "MMBtu" shall mean one million (1,000,000) British Thermal Units. The reporting basis for Btu shall be standardized as
                  14.73 dry psia and 60 degrees (60o) Fahrenheit (101.325 kPa and 15.6 degrees C).

         1.10 Gross Heating Value. The term "gross heating value" shall mean the number of Btus in a cubic foot of gas at a temperature of sixty degrees (600) Fahrenheit, saturated with water vapor, and at an absolute pressure equivalent to thirty (30) inches of mercury at thirty-two degrees (320) Fahrenheit.

         1.11 Psig. The term "psig" shall means pounds per square inch gauge.

         1.12 Releasing Shipper: A firm transportation Shipper which intends to post its service to be released to a Replacement Shipper, has posted the service for release, or has released its service.

         1.13 Replacement Shipper: A Shipper which has contracted to utilize a Releasing Shipper's service for a specified period of time.

         1.14 Posting Period: The period of time during which a Releasing Shipper may post, or have posted by the pipeline, all or a part of its service for release to a Replacement Shipper.

         1.15 Release Term: The period of time during which a Releasing Shipper intends to release, or has released all or a portion of its contracted quantity of service to a Replacement Shipper.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 103
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

1.       DEFINITIONS (Continued)

         1.16 Bid Period: The period of time during which a Replacement Shipper may bid to contract for a parcel which has been posted for release by a Releasing Shipper.

         1.17 Parcel: The term utilized to describe an amount of capacity, expressed in Dth/d, from a specific receipt point to a specific delivery point for a specific period of time which is released and bid on pursuant to the capacity release provisions contained in Paragraph 28 of these Transportation General Terms and Conditions.

         1.18 Primary Release: The term used to describe the release of capacity by a Releasing Shipper receiving service under a Part 284 firm transportation rate schedule.

         1.19 Secondary Release: The term used to describe the release of capacity by a Replacement Shipper receiving service under a
                  Part 284 firm transportation rate schedule.

         1.20 Bid Reconciliation Period: The period of time subsequent to the Bid Period during which bids are evaluated by GTN.

         1.21 Match Period: The period of time subsequent to the Bid Reconciliation Period and before the notification deadline for awarding capacity for Prearranged Deal C during which the Prearranged Shipper may match any higher bids for the Parcel.

         1.22 Mainline Facilities: The term "Mainline Facilities" shall mean the 36-inch and 42-inch mains and appurtenant facilities extending from the interconnection with the pipeline facilities of Alberta Natural Gas Company and Foothills Pipe Lines (South B.C.) Ltd., near Kingsgate, British Columbia to the interconnection with the pipeline facilities of Pacific Gas and Electric Company near Malin, Oregon.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 104
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

1.       DEFINITIONS (Continued)

         1.23 Extension Facilities: The term "Extension Facilities" shall mean the 12-inch mains and appurtenant facilities extending from GTN's mainline facilities at Milepost 304.25 and the 16-inch and 12-inch mains and appurtenant facilities extending from GTN's Mainline Facilities at Milepost 599.20 that were authorized in Docket No. CP93-618-000. The term "Extension Facility" shall mean one of the Extension Facilities.

         1.24 Subject Shipper: The term "Subject Shipper" shall mean the Shippers identified in Appendix G of the Stipulation and Agreement in Docket No. RP94-149-000, et al., and Shippers that have obtained service rights from such Shippers.

         1.25 Nominations: A "Nomination" shall be the provision of information to GTN necessary to effectuate a transportation transaction. Specific Nomination procedures are set forth in
                  Section 19.4 of the General Terms and Conditions of Transporter's FERC Gas Tariff.

         1.26 Intraday Nomination: An "Intraday Nomination" is a Nomination submitted after the Nomination deadline whose effective time is no earlier than the beginning of the Gas Day and runs through the end of the Gas Day.

         1.27 Gas Industry Standards Board Standards: The term "Gas Industry Standards Board Standards" or "GISB Standards" shall mean the standardized business practices and electronic communication practices promulgated by the Gas Industry Standards Board from time to time and incorporated in the Code of Federal Regulations by the Federal Energy Regulatory Commission.

         1.28 CES Capacity: The term "CES Capacity" shall mean the additional firm capacity on GTN's Mainline Facilities between the northernmost point near Kingsgate, British Columbia, and points downstream thereof that was made available for subscription on a firm basis as a result of the expansion of GTN's system authorized in Docket No. CP98-167.

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 105
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

1.       DEFINITIONS (Continued)

         1.29 Forward Haul: The term "Forward Haul" shall refer to transportation service on GTN's system in which the nominated direction of flow from receipt point to delivery point is in the same direction as physical gas flow on the GTN system.

         1.30 Backhaul: The term "Backhaul" shall refer to transportation service on GTN's system in the opposite direction of a Forward Haul as defined in Section 1.29 above.

         1.31 Primary Path: The term "Primary Path" shall mean the transportation path established by the receipt and delivery points as set forth in Shipper's executed Service Agreement. A shipper's Primary Path may be either a Forward Haul or a Backhaul as defined in Sections 1.29 and 1.30 above.

         1.32 Reverse Path: The term "Reverse Path" shall mean the transportation path that is in the opposite direction of that Shipper's Primary Path as defined in Section 1.31 above. A shipper's Reverse Path may be either a Forward Haul or a Backhaul as defined in Sections 1.29 and 1.30 above. Reverse Path transactions are subject to the operating conditions of GTN's pipeline and will not be made available to Shipper if GTN determines, in its sole discretion, that such transportation is operationally infeasible or otherwise not available.

         1.33 Negotiated Rate. The term "Negotiated Rate" shall mean a rate (including a Negotiated Rate Formula) that GTN and a Shipper have agreed will be charged for service under Rate Schedules FTS-1, LFS-1, ITS-1, AIS-1 or PS-1 where, for all or a portion of the contract term, one or more of the individual components of such rate may exceed the maximum rate, or be less than the minimum rate, for such component set forth in GTN's tariff for the given service. Any Agreement entered into after the effective date of this subsection which provides for a rate under Rate Schedules FTS-1, LFS-1, ITS-1, AIS-1 or PS-1 other than the applicable maximum rate shall contain a provision setting out the mutual agreement of the parties as to whether the pricing terms represent a discounted rate or a negotiated rate.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 106
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

1.       DEFINITIONS (Continued)

         1.34 Negotiated Rate Formula. The term "Negotiated Rate Formula" shall mean a rate formula that GTN and a Shipper have agreed will apply to service under a specific contract under Rate Schedules FTS-1, LFS-1, ITS-1, AIS-1 or PS-1 which results in a rate where, for all or a portion of the contract term, one or more of the individual components of such rate may exceed the maximum rate, or may be less than the minimum rate, for such component set forth in GTN's Tariff for the given service.

         1.35 Recourse Rate. The term "Recourse Rate shall mean the applicable maximum rate that would apply to a service but for the rate flexibility allowed under Section 31 of this Gas Tariff.

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                                    Sheet No. 107
Third Revised Volume No. 1-A

                             Reserved For Future Use

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 108
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

2.       GAS RESEARCH INSTITUTE CHARGE ADJUSTMENT PROVISION

         2.1 Purpose: GTN has joined with other gas enterprises in the formation of, and participation in, the activities and financing of the Gas Research Institute (GRI), an Illinois Not For Profit corporation. GRI has been organized for the purpose of sponsoring Research, Development and Demonstration (RD&D) programs in the field of natural and manufactured gas for the purpose of assisting all segments of the gas industry in providing adequate, reliable, safe, economic and environmentally acceptable gas service for the benefit of gas consumers and the general public.

                  For the purpose of funding GRI's approved expenditures, this Paragraph 2 establishes a GRI Adjustment Charge to be applicable to GTN's Rate Schedules ITS-1, AIS-1, PS-1 and FTS-1 in this FERC Gas Tariff, Third Revised Volume No. 1-A; provided, however, such charge shall not be applicable in the event gas is delivered to a downstream interstate pipeline that is a member of GRI.

         2.2 Basis for the GRI Adjustment Charges: The rate schedule specified in Paragraph 2.1 hereof shall include an increment for a GRI Adjustment Charge for RD&D. Such GRI Adjustment Charge shall be that increment, adjusted to GTN's pressure base and heating value if required, which has been approved by Federal Energy Regulatory Commission Orders approving GRI's RD&D expenditures. The GRI Adjustment Charge shall be reflected in the current Statement of Effective Rates and Charges for Transportation of Natural Gas in this FERC Gas Tariff, Third Revised Volume No. 1-A.

         2.3 Filing Procedure: The notice period and proposed effective date of filings pursuant to this paragraph shall be as permitted under Section 4 of the Natural Gas Act; provided, however, that any such filing shall not become effective unless it becomes effective without suspension or refund obligation.

         2.4 Remittance to GRI: GTN shall remit to GRI, not later than fifteen (15) days after the receipt thereof, all monies received by virtue of the GRI Adjustment Charge or the Check the Box procedure, less any amounts properly payable to a Federal, State or Local authority relating to the monies received hereunder.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 109
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

2.       GAS RESEARCH INSTITUTE CHARGE ADJUSTMENT PROVISION (Continued)

         2.5 A high load factor Shipper is a Shipper with a load factor greater than fifty (50) percent. A low load factor Shipper is a Shipper with a load factor equal to or less than fifty (50) percent. A Shipper's load factor for each service agreement shall be determined annually using the most recent twelve (12) months of actual throughput available (including throughput using capacity released pursuant to Paragraph 28 of the Transportation General Terms and Conditions). The Shipper's load factor shall remain in effect during the calendar year. In the event twelve (12) months of actual data does not exist, the Shipper's load factor shall be determined monthly based on the latest recorded throughput data. The appropriate GRI demand surcharge is applied monthly until such time as twelve
                  (12) months of actual data is accumulated. At such time the Shipper's load factor shall remain in effect during the calendar year.

         2.6 For the purpose of funding GRI's approved expenditures, and subject to the further terms and conditions set forth in the Stipulation and Agreement Concerning the Post-1993 GRI Funding Mechanism and the orders approving such Stipulation and Agreement found at Gas Research Institute, 62 FERC P. 61,316
                  (1993) this Paragraph 2 establishes a GRI Funding Unit which shall be collected for quantities of gas transported under GTN's rate schedules provided, however, such charge shall not be applicable to discounted transactions except where the discounted rate is less than the GRI Funding Unit. In this instance GTN shall remit that portion of the GRI Funding Unit actually collected. For purposes of discounted transactions, any GRI Funding Unit shall be considered to be the first component of rates discounted. The GRI Funding Unit may be discounted to zero and shall not be applied to the same quantity of gas more than once.

         2.7 Voluntary GRI Contributions. GTN has agreed to be a collection agent for shippers that voluntarily choose to support GRI through a "check the box" procedure on GTN's invoices. Amounts collected will be remitted to GRI in accordance with the requirements of Section 2.4 of this FERC Gas Tariff. The amounts collected pursuant to this procedure will not be part of GTN's rates.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 110
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

3.       QUALITY OF GAS

         3.1 Quality Standards: The gas which Shipper delivers hereunder to GTN for transport (and the gas which GTN transports hereunder for Shipper) shall be merchantable gas at all times complying with the following quality requirements:

                  (a) Heating Value: The gas shall have a gross heating value of not less than nine hundred ninety-five (995) Btus per standard cubic foot on a dry basis, but with the consent of Shipper, GTN may deliver gas at a lower gross heating value.

                  (b)      Freedom from Objectionable Matter: The gas:

                           (1) Shall be commercially free from sand, dust, gums, crude oil, impurities and other objectionable substances which may be injurious to pipelines or which may interfere with its transmission through pipelines or its commercial utilization.

                           (2) Shall not have a hydrocarbon dew-point in excess of fifteen degrees (15m) Fahrenheit at pressures up to eight hundred (800) psig.

                           (3) Shall not contain more than one-quarter (1/4) grain of hydrogen sulfide per one hundred (100) standard cubic feet.

                           (4) Shall not contain more than ten(10) grains of total sulphur per one hundred (100) standard cubic feet.

                           (5) Shall not contain more than two percent (2%) by volume of carbon dioxide.

                           (6) Shall not contain more than four (4) pounds of water vapor per one million (1,000,000) standard cubic feet.

                           (7)      Shall not exceed one hundred ten degrees
                                    (110m) Fahrenheit in temperature at the
                                    point of measurement.

                           (8) Shall be as free of oxygen as it can be kept through the exercise of all reasonable precautions, and shall not in any event contain more than four-tenths of one percent (0.4%) by volume of oxygen.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 111
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

3.       QUALITY OF GAS (Continued)

         3.2      Quality Tests:

                  (a) The quality specifications of the gas received by GTN hereunder shall be determined by tests which GTN shall cause to be made at the International Boundary or such other locations on GTN's system if required accordance with this Paragraph 3.2.

                  (b) The gross heating value of gas delivered hereunder shall be determined from read-outs of continuously operating measuring instruments. The method shall consist of one or more of the following:

                           (1)      calorimeter

                           (2)      gas chromatograph

                           (3) any other method mutually agreed upon by the parties.

                           Measurement of gross heating value with the calorimeters shall comply with the standards set forth in the American Society for Testing and Materials' ASTM D 1826. Analysis of gas with gas chromatograph shall comply with the standards set forth in ASTM D 1945. Calculation of the gross heating value from compositional analysis by gas chromatography shall comply with the standards set forth in ASTM D 3588.

                           GTN or its agent shall calibrate and maintain the gross heating value measurement device at intervals as agreed upon by GTN and Shipper. Shipper shall have access to GTN's devices and shall be allowed to inspect the sevices and all charts or other records of measurement at any reasonable time.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 112
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

3.       QUALITY OF GAS (Continued)

         3.2      Quality Tests (Continued)

                  (c) Tests shall be made to determine the total sulphur, hydrogen sulfide, carbon dioxide and oxygen content of the gas, by approved standard methods in general use in the gas industry, and to determine the hydrocarbon dew-point and water vapor content of such gas by methods satisfactory to the parties. Tests shall be made frequently enough to ensure that the gas is conforming continuously to the quality requirements. Shipper shall have the right to require GTN to have remedied any deficiency in quality of the gas and, in the event such deficiency is not remedied, the right, in addition to all other remedies available to it by law, to refuse to accept such deficient gas until such deficiency is remedied.

4.       MEASURING EQUIPMENT

         4.1 Installation: Unless GTN and Shippers agree otherwise, all gas volume measuring equipment, devices and materials at the point(s) of receipt and/or delivery shall be furnished and installed by GTN at Shipper's expense including the tax-on-tax effect. All such equipment, devices and materials shall be owned, maintained and operated by GTN. Shipper may install and operate check measuring equipment provided it does not interfere with the use of GTN's equipment.

         4.2 Testing Meter Equipment: The accuracy of either GTN's or Shippers measuring equipment shall be verified by test, using means and methods acceptable to the other party, at intervals mutually agreed upon, and at other times upon request. Notice of the time and nature of each test shall be given by the entity conducting the test to the other entity sufficiently in advance to permit convenient arrangement for the presence of the representative of the other entity. If, after notice, the other entity fails to have a representative present, the results of the test shall nevertheless be considered accurate until the next test. If any of the measuring equipment is found to be registering inaccurately in any percentage, it shall be adjusted at once to read as accurately as possible. All tests of such measuring equipment shall be made at the expense of the entity conducting the same, except that the other entity shall bear the expense of tests made at its request if the inaccuracy is found to be two percent (2%) or less.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 113
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

4.       MEASURING EQUIPMENT (Continued)

         4.3 Correction and Adjustment: If at any time any of the measuring equipment is registering inaccurately by an amount exceeding two percent (2%) at a reading corresponding to the average hourly rate of flow, the previous readings of such equipment shall be corrected to zero error for any period definitely known or agreed upon, or if not so known or agreed upon, the lesser of one-half (1/2) of the elapsed time since the last test or six months from the production month with a three-month rebuttal period, provided, however, that this limitation shall not apply in the case of a deliberate omission or misrepresentation or mutual mistake of fact. The parties' other statutory or contractual rights shall not otherwise be diminished by this limitation. If the measuring equipment is out-of-service, the volume of gas delivered during such period shall be determined:

                  (a) By using the data recorded by any check measuring equipment accurately registering; or

                  (b) If such check measuring equipment is not registering accurately but the percentage of error is ascertainable by a calibration test, by using the data recorded, corrected to zero error; or

                  (c) If neither of the methods provided in (a) and (b) above can be used, by estimating the quantity delivered, by reference to deliveries under similar conditions during a period when the equipment was registering accurately.

                           No correction shall be made in the recorded volumes of gas delivered hereunder for measuring equipment inaccuracies of two percent (2%) or less, and in no event shall inaccuracies less than 25 Mcf be considered for adjustment.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 114
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

5.       MEASUREMENTS

         5.1 Metering: The gas shall be metered by one or more orifice, turbine, ultrasonic, displacement or other-type meters, at the discretion of GTN. All meters shall be installed and maintained, and volumes shall be measured,in accordance with applicable A.G.A. standards for the meter in question.

         5.2 Specific Gravity: The specific gravity of the gas delivered hereunder shall be determined from the read-outs of continuously operating measuring instruments. The method shall consist of one of the following:

                  (a)      gravitometer

                  (b)      gas chromatography

                  (c)      other instruments acceptable to both parties

                  Analysis of chromatograph shall comply with the standards set forth in ASTM D 1945. Calculation of the specific gravity from compositional analysis by gas chromatography shall comply with the standards set forth in ASTM D 3588. Measurement of the specific gravity with a gravitometer shall comply with the standards set forth in ASTM D 1070.

         5.3 Flowing Temperature: Flowing gas temperature shall be continuously measured and used in flow calculations.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 115
Third Revised Volume No. 1-A

                             Reserved For Future Use

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 116
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

6.       INSPECTION OF EQUIPMENT AND RECORDS

         6.1 Inspection of Equipment and Data: GTN and Shipper shall have the right to inspect equipment installed or furnished by the other, and the charts and other measurement or test data of the other, at all times during business hours; but the reading, calibration and adjustment of such equipment and changing of charts shall be done only by the entity installing or furnishing same. Unless GTN and Shipper otherwise agree, each shall preserve all original test data, charts and other similar records in such party's possession, for a period of at least six (6) years.

         6.2 Information for Billing: When information necessary for billing by GTN is in the control of Shipper, Shipper shall furnish such information, estimated if actual is not available, to GTN on or before the third (3rd) working day of the month following the month transportation service was rendered. If shipper furnishes estimated information, the actual information shall be furnished to GTN on or before the fifth (5th) working day of the month following the month transportation service was rendered.

         6.3 Verification of Computations: GTN and Shipper shall have the right to examine at reasonable times the books, records and charts of the other to the extent necessary to verify the accuracy of any statement, charge or computation made pursuant to these Transportation General Terms and Conditions and to the rate schedules to which they apply, within twelve (12) months of any such statement, charge or computation. The time limitation for disputing allocations shall be six (6) months from the date of initial month-end allocation with a three-month rebuttal period, provided, however, that this limitation shall not apply in the case of a deliberate omission or misrepresentation or mutual mistake of fact, and shall not diminish the parties' other statutory or contractual rights. In accordance with NAESB Standard 2.3.11, Version 1.5, a meter adjustment or correction becomes a prior period adjustment after the fifth (5th) business day following the Business Month. Any measurement of prior period adjustments are taken back to the production month. These provisions are in accordance with NAESB Standard 2.3.7, Version 1.5, which establishes a cutoff for the closing of measurement of 5 business days after business month.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 117
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

6.   INSPECTION OF EQUIPMENT AND RECORDS (Continued)

     6.3  Verification of Computations: (Continued)

          In accordance with NAESB Standard 2.3.14, Version 1.5, measurement data corrections should be processed within 6 months of the production month with a 3-month rebuttal period. However, it is recognized that this latter standard shall not apply in the case of deliberate omission or misrepresentation or mutual mistake of fact. Parties' other statutory or contractual rights shall not be diminished by this standard.

7.   BILLING

     7.1 Billing under all Rate Schedules: On or before the ninth (9th) business day of each month, GTN shall render a bill to each Shipper under all applicable Rate Schedules for the service(s) rendered during the preceding month, which is in accordance with NAESB Standard 3.3.14, Version 1.5, which provides that the imbalance statement should be rendered prior to or with the invoice, and the transportation invoice should be prepared on or before the 9th business day after the end of the production month. Rendered is defined as postmarked, time-stamped, and delivered to the designated site.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 118
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

8.   PAYMENT

     8.1 Payment under all Rate Schedules: On or before the tenth day following the date GTN's bill is rendered in accordance with Paragraph 7.1 of these General Terms and Conditions, each Shipper under all applicable Rate Schedules shall pay to or upon the order of GTN in lawful money of the United States at GTN's office in Portland, Oregon, the amount of the bill rendered by GTN. In accordance with NAESB Standard 3.3.17, Version 1.5, party making payment should submit supporting documentation; party receiving payment should apply payment per supporting documentation provided by the paying party; and if payment differs from invoiced amount, remittance detail should be provided with the payment except when payment is made by electronic funds transfer (EFT), in which case, the remittance detail is due within two Business Days of the payment due date. Shipper shall identify invoice numbers on all payments. In the event a Shipper disputes any portion of the invoice, Shipper shall pay that portion of the invoice not in dispute and provide supporting documentation identifying the basis for the dispute.

     8.2 Interest on Unpaid Amounts: Should Shipper fail to pay the amount of any bill rendered by GTN when such amount is due, interest thereon shall accrue from the due date until paid at the rate of interest effective from time to time under 18 CFR Section 154.67.

     8.3 Remedies for Failure to Pay: If a Shipper's failure to pay the undisputed portion of an invoice continues for thirty (30) days after payment is due, GTN, in addition to any other remedy it may have, may suspend further delivery of gas until such amount is paid.

          If Shipper's failure to pay extends beyond thirty (30) days after payment is due, in addition to suspending service under Shipper's Transporation Service Agreement(s), Transporter shall have the right to terminate service. To the extent that Transporter seeks to terminate a Shipper's Transportation Service Agreement, Transporter will provide written notice to Shipper, the Commission, and any Replacement Shipper(s) that has obtained temporary release capacity from Shipper, that if Shipper fails to make payment within fifteen
          (15) days, Transporter will terminate Shipper's Transportation Service Agreement(s) and may exercise any other remedy available to Transporter hereunder, at law or in equity.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 119
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

8.   PAYMENT (Continued)

     8.3  Remedies for Failure to Pay: (Continued)

          However, if Shipper, in good faith, disputes the amount of any bill or part thereof by providing written notice of its dispute including documentation identifying the basis of the dispute and 1) promptly pays to Transporter the undisputed amount, and 2) furnishes to Transporter a good and sufficient letter of credit in an amount and with surety satisfactory to Transporter, or provides other assurance acceptable to Transporter guaranteeing payment to Transporter of the amount ultimately found due upon the bill after a final determination that may be reached either by agreement or by judgement of the courts, as may be the case, then Transporter shall not be entitled to automatically suspend or terminate service under the Transportation Service Agreement(s) unless and until a default is made in the conditions of the letter of credit or other assurance; provided further that should Shipper prevail on the dispute, Transporter shall reimburse Shipper up to the reasonable and customary costs of the letter of credit or other assurance provided.

     8.4 Late Billing: If presentation of a bill by GTN is delayed after the date specified in Paragraph 7.1 hereof, then the time for payment shall be extended correspondingly unless Shipper is responsible for such delay.

     8.5 Adjustment of Billing Error: In accordance with NAESB Standard 3.3.15, Version 1.5, prior period adjustment time limits should be 6 months from the date of the initial transportation invoice and 7 months from date of initial sales invoice with a 3-month rebuttal period, excluding government-required rate changes. This standard shall not apply in the case of deliberate omission or misrepresentation or mutual mistake of fact. Parties' other statutory or contractual rights shall not otherwise be diminished by this standard.

9.   NOTICE OF CHANGES IN OPERATING CONDITIONS

     GTN and Shipper shall each ensure that the other is notified from time to time as necessary of expected changes in the rates of delivery or receipt of gas, or in the pressures or other operating conditions, and the reason for such expected changes, so that they may be accommodated when they occur.

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 120
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

10.  FORCE MAJEURE

     10.1 If either party shall fail to perform any obligation imposed upon it by these Transportation General Terms and Conditions or by an executed Transportation Service Agreement, and such failure shall be caused, or materially contributed to, by force majeure which means any acts of God, strikes, lockouts, or other industrial disturbances, acts of public enemies, sabotage, wars, blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, floods, storms, fires, washouts, extreme cold or freezing weather, arrests and restraints of rulers and people, civil disturbances, explosions, breakage of or accident to machinery or lines of pipe, hydrate obstructions of lines of pipe, inability to obtain pipe, materials or equipment, legislative, administrative or judicial action which has been resisted in good faith by all reasonable legal means, any acts, omissions or causes whether of the kind herein enumerated or otherwise not reasonably within the control of the party invoking this paragraph and which by the exercise of due diligence such party could not have prevented, the necessity for making repairs to, replacing, or reconditioning machinery, equipment, or pipelines not resulting from the fault or negligence of the party invoking this paragraph, such failure shall be deemed not to be a breach of the obligation of such party, but such party shall use reasonable diligence to put itself in a position to carry out its obligations. Nothing contained herein shall be construed to require either party to settle a strike or lockout by acceding against its judgment to the demands of the opposing parties.

     10.2 No such cause as described in Paragraph 10.1 affecting the performance of either party shall continue to relieve such party from its obligation after the expiration of a reasonable period of time within which by the use of due diligence such party could have remedied the situation preventing its performance, nor shall any such cause relieve either party from any obligation unless such party shall give notice thereof in writing to the other party with reasonable promptness; and like notice shall be given upon termination of such cause.

     10.3 No cause whatsoever, including without limitation the failure of GTN to perform including the causes specified in Paragraph 10.1, shall relieve Shipper from its obligations to make payments due, including the payments of reservation charges for the duration of such cause except as provided for in Paragraphs 3.10 and 3.11 of Rate Schedule FTS-1.

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 121
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

11.  WARRANTY OF ELIGIBILITY FOR TRANSPORTATION

     Any Shipper transporting gas on the GTN system under this FERC Gas Tariff, Third Revised Volume No. 1-A warrants for itself, its successors and assigns, that it will have at the time of delivery of the gas to GTN hereunder good title to such gas and that all gas delivered to GTN for transportation hereunder is eligible for the requested transportation in interstate commerce under applicable rules, regulations or orders of the FERC, or other agency having jurisdiction. Shipper will indemnify GTN and save it harmless from all suits, actions, damages, costs, losses, expenses (including reasonable attorney fees) costs connected with regulatory proceedings, arising from breach of this warranty.

12.  POSSESSION OF GAS AND RESPONSIBILITY

     GTN shall be deemed to be in control and possession of, and responsible for, all gas delivered from the time that such gas is received by it at the point of receipt to the time that it is delivered at the point of delivery.

13.  INDEMNIFICATION

     Shipper agrees to indemnify and hold harmless GTN, its officers, agents, employees and contractors against any liability, loss or damage whatsoever occurring in connection with or relating in any way to the executed Transportation Service Agreement, including costs and attorneys' fees, whether or not such liability, loss or damage results from any demand, claim, action, cause of action, or suit brought by Shipper or by any person, association or entity, public or private, that is not a party to the executed Transportation Service Agreement, where such liability, loss or damage is suffered by GTN, its officers, agents, employees or contractors as a direct or indirect result of any breach of the executed Transportation Service Agreement or sole or concurrent negligence or gross negligence or other tortious act(s) or comission(s) by Shipper, its officers, agents, employees or contractors.

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 122
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

14.  ARBITRATION

     Any arbitration provided for or agreed to by Shipper and GTN shall be conducted in accordance with the following procedures and principles: Upon the written demand of either GTN or Shipper and within ten (10) days from the date of such demand, each entity shall appoint an arbitrator and the two arbitrators so appointed shall promptly thereafter appoint a third. If either GTN or Shipper shall fail to appoint an arbitrator within ten (10) days from the date of such demand, then the arbitrator shall be appointed by a Superior Court of the State of California in accordance with the California Code of Civil Procedure. If the two arbitrators shall fail within ten (10) days from their appointment to agree upon and appoint the third arbitrator, then upon the application of either GTN or Shipper such third arbitrator shall be appointed by a Superior Court of the State of California in accordance with the California Code of Civil Procedure.

     The arbitrators shall proceed immediately to hear and determine the matter in controversy. The award of the arbitrators, or a majority of them, shall be made within forty-five (45) days after the appointment of the third arbitrator, subject to any reasonable delay due to unforeseen circumstances. The award of the arbitrators shall be drawn up in writing and signed by the arbitrators, or a majority of them, and shall be final and binding on both GTN and Shipper, and GTN and Shipper shall abide by the award and perform the terms and conditions thereof. Unless otherwise determined by the arbitrators, the fees and expenses of the arbitrator named for each party shall be paid by that party and the fees and expenses of the third arbitrator shall be paid in equal proportion by both GTN and Shipper.

15.  GOVERNMENTAL REGULATIONS

     These Transportation General Terms and Conditions, the rate schedules to which they apply, and any executed Transportation Service Agreement are subject to valid laws, orders, rules and regulations of duly constituted authorities having jurisdiction.

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 123
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

16.  MISCELLANEOUS PROVISION

     16.1 Waiver of Default: No waiver by either GTN or Shipper of any default by the other in the performance of any provisions of an executed Transportation Service Agreement shall operate as a waiver of any continuing or future default, whether of a like or different character.

     16.2 Assignability: An executed Transportation Service Agreement shall bind and inure to the respective successors and assignees of GTN and Shipper thereto, but no assignment shall release either party thereto from such party's obligations without the written consent of the other party, which consent shall not be unreasonably withheld; provided, however, nothing contained herein shall give Shipper the right to reassign or broker its right to ship the quantities of gas specified in the Transportation Service Agreement on GTN's system to others. Further, nothing contained herein shall prevent either party from pledging, mortgaging or assigning its rights as security for its indebtedness and either party may assign to the pledgee or mortgagee (or to a trustee for the holder of such indebtedness) any money due or to become due under any service agreement.

     16.3 Effect of Headings: The headings used throughout these Transportation General Terms and Conditions, the rate schedules to which they apply, and the executed Transportation Service Agreements are inserted for reference purposes only and are not to be considered or taken into account in construing the terms and provisions of any paragraph nor to be deemed in any way to qualify, modify or explain the effects of any such terms or provisions.

17.  TRANSPORTATION SERVICE AGREEMENT

     17.1 Form: Shipper shall enter into a contract with GTN utilizing GTN's appropriate standard form of Transportation Service Agreement.

     17.2 Term: The term of the Transportation Service Agreement shall be agreed upon between Shipper and GTN at the time of the execution thereof.

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                                    Sheet No. 124
Third Revised Volume No. 1-A

                             Reserved For Future Use

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 125
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

18   OPERATING PROVISIONS

     18.0 Requests For Service:

     (A) A prospective shipper desiring service on GTN's system must fully complete the Service Request Form set out in GTN's EBB. Alternatively, a prospective shipper may request a hard-copy of the Service Request Form by contacting GTN's Service and Contract Coordinator at the following location:

              Gas Transmission Northwest Corporation
              Services and Contract Coordinator
              1400 SW Fifth Avenue, Suite 900
              Portland, OR 97201
              Phone: 503/833-4300, Option 2

     (B) If Shipper requests service under Section 311(a), Shipper must provide a certification that the service qualifies under 18 C.F.R. Section
          284.102. To enable GTN to verify that the requested transportation service will qualify under 18 C.F.R. Section 284.102, the certification must provide facts showing that:

               (a) the "On Behalf Of" party will have physical custody of and transport the natural gas at some point; or

               (b) the "On Behalf Of" party will hold title to the natural gas at some point, which may occur prior to, during, or after the time that the gas is transported by GTN, for a purpose related to the "On Behalf Of" party's status and function as an intrastate pipeline or its status and function as a local distribution company; or

               (c) the gas will be delivered to a customer that is either located in the "On Behalf Of" party's service area, if the "On Behalf Of" party is a local distribution company, or is physically able to receive direct deliveries of gas from the "On Behalf Of" party, if the "On Behalf Of" party is an interstate pipeline, and that "On Behalf Of" party has certified that it is on its behalf that GTN will be providing the requested transportation service.

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 126
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

18   OPERATING PROVISIONS (Continued)

     18.0 Requests For Service (Continued)

     (C) Submission of this Service Request Form will allow GTN to begin processing Shipper's Request For Service, but does not guarantee service will be available. GTN will not provide service until Shipper has executed a service contract. Shipper also shall be required to meet other provisions of this FERC Gas Tariff, including the credit requirements set out in Section 18.3 of this Tariff. Standard form service contracts for each service offered by GTN are set out in the Form of Service Agreement portion of this Tariff.

          Shipper shall not be entitled to receive transportation service under this FERC Gas Tariff, Third Revised Volume No. 1-A if Shipper is not current in its payments to GTN for any charge, rate or fee authorized by the Commission for transportation service; provided, however, if the amount not current pertains to a bona fide dispute, including but not limited to force majeure claims relating to this FERC Gas Tariff, Shipper shall be entitled to receive or continue to receive transportation service if Shipper posts a bond satisfactory to GTN to cover the payment due GTN.

18.1 Firm Service

          The provisions of this Paragraph 18.1 shall be applicable to firm transportation service under Rate Schedules FTS-1 and LFS-1 contained in this Third Revised Volume No. 1-A. Firm transportation service under this Third Revised Volume No. 1-A shall be provided when, and to the extent that, GTN determines that firm capacity is available on GTN's existing facilities. GTN shall not be required to provide firm transportation service in the event firm capacity is unavailable or to construct new facilities to provide firm service.

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 127
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

18.  OPERATING PROVISIONS (Continued)

     18.1 Firm Service (Continued)

          For capacity that becomes available other than through the circumstances identified in Paragraphs 28 and 33, requests for firm capacity shall be accommodated in the following manner and subject to the following conditions and limitations:

          (a) In order to be eligible for firm capacity, a party requesting service (requestor) must be deemed credit-worthy per Paragraph
               18.3 and submit a valid request in accordance with the provisions herein.

          (b) Pre-Arranged Capacity: GTN may enter into a pre-arranged service agreement with any party for available unsubscribed capacity or capacity that will become available and is not subject to a right of first refusal; provided that GTN will post the terms of the pre-arranged transaction and other parties will have an opportunity to bid on the capacity. One year prior to the commencement date of a pre-arranged agreement, GTN will post a notice on its website that the pre-arranged capacity will be subject to the bidding process. GTN will commence open bidding no later than 3 months prior to the in-service date of the pre-arranged agreement. If another party submits a bid with a higher incremental economic value, the pre-arranged Shipper will have a one-time right to match the higher bid in order to retain the capacity. If the pre-arranged Shipper elects not to match a higher competing bid, the capacity will be awarded to the highest creditworthy bidder in accordance with Paragraph 18.1(e). If there is an open season ongoing for certain capacity, GTN will not enter into a pre-arranged deal for that capacity during the open season.

               GTN will not enter into pre-arranged service agreements with commencement dates more than three years, or thirty-six months, into the future. GTN will separately identify on its Internet website all capacity that is anticipated to become available within the next thirty-six months. GTN will not enter into any pre-arranged deals for capacity that has not previously been posted on its Internet website.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 128
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS

18.  OPERATING PROVISIONS (Continued)

     18.1 Firm Service (Continued)

          (c)  Available Capacity:

               GTN will post available capacity on its Internet website. A requestor that submits a valid request may submit a bid via the website for the available capacity subsequent to GTN's posting of such capacity on the website. The Bid Period will be a minimum of 1 business day for capacity available for up to 1 month; a minimum of 3 business days for capacity available for greater than one month but less than one year; and a minimum of 5 business days for capacity available for one year or more. All bids not withdrawn prior to the close of the Bidding Period shall be binding. At the end of the Bidding Period, GTN will evaluate the bids and determine the bid(s) having the greatest economic value as determined in Paragraph 18.1(e).

               If GTN determines that no bids satisfy the open season criteria, GTN will post the capacity on its website as available unsubscribed capacity. GTN will award such capacity on a first-come, first-served basis to shippers that offer the maximum recourse rate or an acceptable discounted or negotiated rate.

               In addition to posting all currently available capacity, GTN will separately identify on its Internet website all capacity that is anticipated to become available within the next thirty-six months.

          (d) After the close of the Bidding Period, GTN may tender a Service Agreement for execution to the requestor(s) submitting the bid(s) having the greatest economic value for the capacity available, subject to the provisions of Paragraph 18.1(f).

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 129
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

18.  OPERATING PROVISIONS (Continued)

     18.1 Firm Service (Continued)

          (e)  Valuation of Bids

               Unless otherwise specified in its open season posting, the bid(s) with the greatest economic value will be the bid(s) with the highest net present value ("NPV") based on the reservation charge and any proposed usage charge revenues guaranteed by a minimum volume commitment or otherwise that requestor(s) would pay at the rates the requestor(s) has bid, over the term of service specified in the request. If the economic values of separate bids are equal, then service shall be offered to such requestors on a pro-rata basis. The NPV is the discounted cash flow of the bid according to the following formula, net of revenues lost or affected by the requests for service:

                                                      (1 + i)(n) -1
               Present Value per    =       P * R *   -------------
                                                      i (1 + i)(n)

               where: P = percent of the rate or charge that the Shipper is willing to pay.

                      R = Rate or charge calculated as: The applicable maximum
                          authorized reservation charge(s) per Dth in effect at the time of the bid for service.

                      i = FERC's annual interest rate divided by 12.

                      n = number of periods for which the bidder wishes
                          to contract.

               The NPV formula will be affected by the term and rate requested. In the event GTN intends to entertain bids for service under index-based or other Negotiated Rate Formulae, the future value of which cannot be determined at the time of the bidding, GTN shall estimate the future revenues to be received under the Negotiated Rate Formula using currently available data.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 130
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

18.  OPERATING PROVISIONS (Continued)

     18.1 Firm Service (Continued)

          (e)  Valuation of Bids (Continued)

               The specific bid evaluation methodology to be used, including, where appropriate, the data to be used for evaluation of Negotiated Rate Formula bids, will be included as part of GTN's open season posting under Paragraph 18.1(c) with sufficient specificity to allow a prospective shipper to calculate the value of its bid and duplicate GTN's results.

               Irrespective of whether a bid(s) has the highest NPV of the bids received, GTN may reject bids for service that (i) may detrimentally impact the operational integrity of Transporter's system; (ii) do not satisfy all the terms of the specified posting; or (iii) contain terms and conditions other than those set forth in GTN's FERC Gas Tariff.

               If the NPV of any Negotiated Rate revenues would exceed the NPV of the revenue stream produced by paying the Maximum Rate over the same period of time, then the Shipper bidding the Negotiated Rate shall be considered to be paying the Maximum Rate for purposes of determining the bid with the greatest economic value.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 131
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

18.  OPERATING PROVISIONS (Continued)

     18.1 Firm Service (Continued)

          (f) If GTN accepts the winning bid(s) and tenders a Service Agreement, requestor(s) shall complete and return the Service Agreement within thirty (30) days.

          (g) Except as provided in Paragraph 28, GTN shall not be obligated to tender or execute a Service Agreement for service at any rate less than the Maximum Rate set forth in the Statement of Effective Rates and Charges applicable to the service requested.

          (h) A Shipper receiving service under FTS-1 shall not lose its priority for purposes of Paragraph 19 by the renewal or extension of term of that service; provided, however, any renewal or extension must be pursuant to a rollover or evergreen provision of the Service Agreement. Shipper's preexisting priority shall not apply, however, to any increase in transportation quantity or new primary point of delivery.

     18.2 Interruptible Service

          The provisions of this Paragraph 18.2 shall be applicable to interruptible transportation service under Rate Schedule ITS-1 contained in this Third Revised Volume No. 1-A.

          (a) Interruptible transportation service under this Third Revised Volume No. 1-A shall be provided when, and to the extent that, capacity is available in GTN's existing facilities, which capacity is not subject to a prior claim under a pre-existing agreement pursuant to Rate Schedule FTS-1 or under another class of firm service.

          (b) In the event where natural gas tendered by Shipper to GTN at the receipt point(s) for transportation, or delivered by GTN to Shipper (or for Shipper's account) at the delivery point(s), is commingled with other natural gas at the time of measurement, the determination of deliveries applicable to Shipper shall be made in accordance with operating arrangements satisfactory to Shipper, GTN and any third party transporting to or from GTN's system.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 132
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

18.  OPERATING PROVISIONS (Continued)

     18.2 Interruptible Service (Continued)

          (c) GTN shall process requests for interruptible transportation service on a non-discriminatory basis. Available interruptible capacity shall be allocated by GTN first to the Shipper(s) paying the highest rate, followed by a pro-rata tie breaker, as provided for in Paragraph 19 of these General Terms and Conditions.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 133
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

18.  OPERATING PROVISIONS (Continued)

     18.3 Credit-worthiness

          (A)  Credit-worthiness for Firm Transportation Service

               (1) GTN shall not be required to perform or to continue transportation service under this FERC Gas Tariff, Third Revised Volume 1-A on behalf of any Shipper who is or has become insolvent or who, after GTN's request, fails within a reasonable period to establish or confirm credit-worthiness. Shippers shall provide, initially and on a continuing basis, financial statements, evidence of debt and/or credit ratings, and other such information as is reasonably requested by GTN to establish or confirm Shipper's qualification for service. Credit limits will be established based on the level of requested service and Shipper credit-worthiness as established by the following:

                    (a) Credit-worthiness must be evidenced by at least a long term bond (or other senior debt) rating of BBB or an equivalent rating.

                         Such rating may be obtained in one of three ways:

                         (i) The rating will be determined by Standard and Poors or another recognized U.S. or Canadian debt rating service;

                         (ii) If Shipper's debt is not rated by a recognized
                              debt rating service, an equivalent rating as determined by GTN, based on the financial rating methodology, criteria and ratios for the industry of the Shipper as published by the above rating agencies from time to time. In general, such equivalent rating will be based on the audited financial statements for the Shipper's two most recent fiscal years, all interim reports, and any other relevant information;

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 134
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

18.  OPERATING PROVISIONS (Continued)

     18.3   (A)   Credit-worthiness for Firm Transportation Service (Continued)

                              (iii) Shipper may, at its own expense, obtain a
                                    private rating from a recognized debt rating service, or request that an independent accountant or financial advisor, mutually acceptable to GTN and the Shipper, prepare an equivalent evaluation based on the financial rating methodology, criteria, and ratios for the industry of the Shipper as published by the above rating agencies from or

                        (b)   Approval by GTN's lenders; or

                        (c) If Shipper is requesting credit to bid on a parcel that is for one year (365 days) or less of service through GTN's Capacity Release Program contained in Paragraph 28, and this option is selected by the Releasing Shipper, Shipper may demonstrate credit-worthiness by providing two years of audited financial statements for itself, or for its parent company if it is a subsidiary which is consolidated with its parent company and does not issue stand-alone financial statements, demonstrating adequate financial strength to justify the amount of credit to be extended. GTN shall apply consistent evaluation practices to determine credit-worthiness.

                  (2) If Shipper does not establish or maintain credit-worthiness as described above, Shipper has the option of receiving transportation service under this FERC Gas Tariff by providing to GTN one of the following alternatives:

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 135
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

18.         OPERATING PROVISIONS (Continued)

      18.3  (A)   Credit-worthiness for Firm Transportation Service (Continued)

                        (a) A guarantee of Shipper's financial performance in a form satisfactory to GTN and for the term of the Gas Transportation Agreement from a corporate affiliate of the Shipper or a third party either of which meets the credit-worthiness standard discussed above.

                        (b)   Other security acceptable to GTN's lenders.

      18.3  (B)   Credit-worthiness for Interruptible Transportation Service

                  (1) GTN shall not be required to perform or to continue interruptible transportation service under this FERC Gas Tariff, Third Revised Volume No. 1-A on behalf of any Shipper who is or has become insolvent or who, at GTN's request, fails within a reasonable period to demonstrate credit-worthiness. Shipper's credit-worthiness shall be determined by providing proof of least two of the items listed below:

                        (a) A long-term bond or commercial paper rating from Standard and Poors or Moody's equivalent to a "Ba" or better, or a commercial paper rating from Standard and Poors or Moody's equivalent to Prime-3 or better.

                        (b) Audited financial statements for itself, or for its parent company if it is a subsidiary which is consolidated with its parent company and does not issue stand-alone financial statements, for the two preceding years showing good financial strength.

                        (c) An estimated financial strength rating by Dun and Bradstreet sufficient to cover the credit to be extended and a corresponding Dun and Bradstreet composite credit appraisal of "fair" or better.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 136
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

18.         OPERATING PROVISIONS (Continued)

      18.3  (B)   Credit-worthiness for Interruptible Transportation Service
                  (Continued)

                  (d) A demonstration by the Shipper that the Company has sufficient financial capacity or backing to warrant an extension of credit. This demonstration could include proof of banking relationships sufficient to cover the service agreement, or a detailed listing of credit references within the industry, exhibiting a good credit history.

            (2) If Shipper does not demonstrate credit-worthiness, Shipper has the option of receiving interruptible transportation service under this FERC Gas Tariff, Third Revised Volume No. 1-A if Shipper provides GTN a letter of credit in an amount equal to the cost of performing the maximum level of service requested for a three (3) month period of time. The letter of credit must be from a credit worthy financial institution and be in place before the Transportation Service Agreement can be signed. The Shipper also has the option of receiving transportation service if Shipper prepays for transportation services on a month-to-month basis pursuant to the following terms:

                  (a) For a calendar month in which transportation service is desired (delivery month), Shipper must notify GTN no later than eight (8) business days prior to the commencement of delivery month (estimation date) of its estimation of the maximum, cumulative gas deliveries (monthly estimation) desired for the delivery month. (For Shipper's initial monthly estimation, the delivery month, or remaining portion thereof, shall commence eight (8) days after the estimation date.) Notice of monthly estimation may be telephonic or written; telephonic notices must be confirmed in writing and received by GTN within five (5) business days. GTN will advise Shipper within forty-eight (48) hours of the estimation date of the exact dollar amount of the prepayment. Shipper shall not deliver or receive gas in excess of the monthly estimation during delivery month.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 137
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

18.         OPERATING PROVISIONS (Continued)

      18.3  (B)   Credit-Worthiness for Interruptible Transportation Service
                  (Continued)

                        (b) No later than three (3) business days (settlement date) prior to commencement of delivery month, Shipper shall pay to GTN and GTN shall have received from Shipper lawful money of the United States in an amount equal to the prepayment amount provided to Shipper by GTN described above.

                        (c) On or before the twentieth (20th) day following delivery month, GTN shall provide statement to Shipper detailing the transportation service provided during the delivery month. The statement will reconcile the amount prepaid in accordance with the monthly estimation, credit to Shipper, if applicable. Any such credit will be deducted from the prepayment for the following month. Should the Shipper elect not to receive transportation services for the following month, Shipper shall so notify GTN in writing; GTN will issue a check to the Shipper within seven (7) business days following receipt by GTN of such notice.

      18.3  (C)   Credit-worthiness for Firm and Interruptible Transportation
                  Service

                  For purposes of this FERC Gas Tariff, Third Revised Volume No. 1-A the insolvency of a Shipper shall be evidenced by the filing by such Shipper or any parent entity thereof (hereinafter collectively referred in this paragraph to as "the Shipper") of a voluntary petition in bankruptcy or the entry of a decree or order by a court having jurisdiction in the premises adjudging the Shipper as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Shipper under the Federal Bankruptcy Act or any Act or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Shipper

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 138
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

18.         OPERATING PROVISIONS (Continued)

      18.3  (C)   Credit-worthiness for Firm and Interruptible Transportation
                  Service (Continued)

                  or composition of or in respect of the Shipper under the Federal Bankruptcy Act or any Act or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Shipper or of any substantial part of its property, or the ordering of the winding-up liquidation of its affairs, with said order or decree continuing unstayed and in effect for a period of sixty (60) consecutive days.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 139
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

18.   OPERATING PROVISIONS (Continued)

      18.4 Upon request of GTN, Shipper shall from time to time submit estimates of daily, monthly and annual quantities of gas to be transported, including peak day requirements.

      18.5 GTN shall not be obligated to install additional facilities, other than those specified in Paragraph 4.1 herein, that are required to provide service under this FERC Gas Tariff, Third Revised Volume No. 1-A; provided, however, GTN may install or Shipper may pay all of the expenses incurred for installing additional facilities on a nondiscriminatory basis and under terms that are mutually agreeable. In the event GTN incurs the cost of installing additional facilities on behalf of a Shipper, Shipper shall pay, in addition to the rate(s) stated in the applicable rate schedule, the prorated (based on Transportation Contract Demand) cost of service attributable to any such additional facilities until such time as a different allocation procedure is specified by Commission order.

      18.6  Reserved

      18.7  Reserved

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                             Sheet Nos. 140 - 141
Third Revised Volume No. 1-A

                             Reserved For Future Use

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 142
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

19.   PRIORITY OF SERVICE, SCHEDULING, AND NOMINATIONS

      19.1  Priority of Firm Service

            Firm service shall have the highest priority on GTN's System. From time to time, GTN may not have sufficient capacity to accommodate all nominations for firm service through a given segment of its pipeline, Receipt Point, or Delivery Point. In that event, GTN shall schedule firm service using the following priorities.

      19.1A FIRM SCHEDULING PRIORITIES THROUGH PIPELINE SEGMENTS.

            GTN shall first schedule nominations for service within a shipper's Primary Path. In the event GTN has insufficient capacity to schedule all nominations for service within Shippers' Primary Paths, GTN shall schedule service to Shippers nominating for service along Primary Paths on a pro rata basis in accordance with each shipper's MDQ.

            GTN will next schedule nominations for service within a shipper's Reverse Path. In the event GTN has insufficient capacity to schedule all nominations for service within Shippers' Reverse Paths, GTN shall schedule service to Shippers nominating for service along Reverse Paths on a pro rata basis in accordance with each shipper's MDQ.

      19.1B FIRM SCHEDULING PRIORITIES THROUGH RECEIPT POINTS.

            First, GTN shall schedule service to those shippers for whom the constrained receipt point is a Primary Receipt Point, up to each shipper's MDQ at that point (plus an allowance for fuel). In the event full service cannot be provided to shippers holding Primary Receipt Point rights, service will be scheduled on a pro rata basis based on each shipper's primary MDQ at that point.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 143
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS

19.   PRIORITY OF SERVICE, SCHEDULING AND NOMINATIONS (Continued)

      19.1B FIRM SCHEDULING PRIORITIES THROUGH RECEIPT POINTS. (Continued)

      GTN shall then schedule service to those shippers for whom the constrained receipt point is a Secondary Receipt Point. In the event full service cannot be provided, service will be scheduled on a pro rata basis based on each shipper's MDQ.

      19.1C FIRM SCHEDULING PRIORITIES THROUGH DELIVERY POINTS.

      GTN shall first schedule service to those shippers for whom the constrained Delivery point is a Primary Delivery Point, up to each shipper's MDQ at that point. In the event full service cannot be provided to shippers holding Primary Delivery Point rights, service will be scheduled on a pro rata basis based on each shipper's MDQ at that point.

      GTN shall then schedule service to those shippers for whom the constrained Delivery point is a Secondary Delivery Point. In the event full service cannot be provided, service will be scheduled on a pro rata basis based on each shipper's MDQ.

      19.1D SCHEDULING PRIORITY FOR CAPACITY RELEASE

      The Scheduling Priorities set out in this Section 19.1 also apply for capacity released under GTN's capacity release program, and are subject to the terms and conditions as specified in an executed firm service agreement between GTN and Shipper. All service under the capacity release program shall be considered firm for purposes of priority of service.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 144
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

19.   PRIORITY OF SERVICE, SCHEDULING AND NOMINATIONS (Continued)

      19.2  PRIORITY OF INTERRUPTIBLE SERVICE

            Interruptible transportation service under this FERC Gas Tariff, Third Revised Volume No. 1-A, shall be provided when and to the extent that capacity is available in GTN's existing facilities, subject to the priorities of service set forth herein. GTN will provide interruptible transportation service first to the Shipper(s) paying the highest rate. (Shippers paying a Negotiated Rate that exceeds the maximum applicable tariff rate shall be considered to be paying the maximum applicable tariff rate.) For the purposes of
            Section 19.2, the term "highest rate" shall be determined by multiplying the distance in pipeline miles (from the receipt point to the delivery point) by the mileage component(s) of the ITS-1 rate (including applicable surcharges), and then adding the non-mileage component(s) of the ITS-1 rate (including applicable surcharges). In the event of a tie, GTN shall allocate interruptible capacity among interruptible Shippers on a pro-rata basis based on confirmable nominations.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 145
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

19.   PRIORITY OF SERVICE, SCHEDULING AND NOMINATIONS (Continued)

      19.3  Priority of Authorized Overrun Service

            Authorized overrun service shall have a priority lower than firm or interruptible as defined above. Priority within the overrun class shall be determined using a first-come, first-serve procedure.

      19.4  Nominations

            19.4(a) Information to be Provided with Nomination

                  A Shipper may nominate for transportation service on GTN electronically in accordance with Section 34 of the General Terms and Conditions of this Tariff. In accordance with NAESB Standard 1.3.5, Version 1.5, all nominations should include Shipper-defined begin dates and end dates. All nominations excluding intraday nominations should have roll-over options. Specifically, Shippers should have the ability to nominate for several days, months, or years, provided the nomination begin and end dates are within the term of Shipper's contract.

                  All nominations shall include, at a minimum:

                  a daily quantity of gas to be transported (expressed in Dekatherms);

                  previously approved and valid receipt and delivery points; and

                  shipper defined begin dates and end dates.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 146
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

19.   PRIORITY OF SERVICE, SCHEDULING AND NOMINATIONS (Continued)

      19.4  Nominations (Continued)

            19.4(a) Information to be Provided with Nomination (Continued)

                  Shipper shall provide as a component of its nomination such business conditional data sets as may be required by GTN to enable it to identify, confirm, and schedule the nomination. Shipper shall also prioritize nominated receipts and deliveries when there is more than one supplier and more than one Shipper customer, respectively. Shipper designated priorities will be used to allocate gas when upstream and downstream nominations vary from GTN's Shipper nominations.

                  Shipper may nominate for any period of days, provided the nomination begin and end dates are within the term of the Shipper's Transportation Service Agreement or exhibit. Such nominations shall be deemed "Standing Nominations." All types of Nominations must be clearly and separately identified so that priorities of service can be distinguished. As required by NAESB Standard 1.3.19, Version 1.5, overrun quantities should be requested on a separate transaction.

                  The receipt of the nomination is notice that all necessary regulatory approvals have been received and that valid upstream and downstream transportation and other contractual arrangements are in place.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 147
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

19.   PRIORITY OF SERVICE, SCHEDULING AND NOMINATIONS (Continued)

      19.4  Nominations (Continued)

            19.4(b) Nomination Cycles

                  In accordance with NAESB Standard 1.3.2, Version 1.5, GTN will utilize the following standard nomination cycles:

                  (i) THE TIMELY NOMINATION CYCLE:

                  11:30 a.m. (CCT) (9:30 a.m. PCT) nominations leave control of the nominating party;

                  11:45 a.m. (CCT) (9:45 a.m. PCT) receipt of nominations by GTN (including from Title Transfer Tracking Service Providers (TTTSPs));

                  12:00 noon (CCT) (2:00 p.m. PCT) GTN sends Quick Response;

                  3:30 p.m. (CCT) (1:30 p.m. PCT) receipt of completed confirmations by GTN from upstream and downstream connected parties;

                  4:30 p.m. (CCT) (2:30 p.m. PCT) receipt of scheduled quantities by shipper and point operator (central clock time on the day prior to flow).

                  (ii) THE EVENING NOMINATION CYCLE:

                  6:00 p.m. (CCT) (4:00 p.m. PCT) nominations leave control of the nominating party;

                  6:15 p.m. (CCT) (4:15 p.m. PCT) receipt of nominations by GTN (including from TTTSPs);

                  6:30 p.m. (CCT) (4:30 p.m. PCT) GTN sends Quick Response;

                  9:00 p.m. (CCT) (7:00 p.m. PCT) receipt of completed confirmations by GTN from upstream and downstream connected parties;

                  10:00 p.m. (CCT) (8:00 p.m. PCT) GTN provides scheduled quantities to affected shippers and point operators, and provides scheduled quantities and notice to bumped parties. Advance notice to bumped parties shall be provided by telephone, facsimile, or electronic mail, at the shipper's option.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 148
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

19.   PRIORITY OF SERVICE, SCHEDULING AND NOMINATIONS (Continued)

      19.4      Nominations (Continued)

            19.4(b) Nomination Cycles (continued)

            Scheduled quantities resulting from an Evening Nomination will be effective at 9:00 a.m. (CCT) (7:00 a.m. PCT) on gas day.

      (iii) THE INTRADAY 1 NOMINATION CYCLE:

            10:00 a.m. (CCT) (8:00 a.m. PCT) nominations leave control of the nominating party;

            10:15 a.m. (CCT) (8:15 a.m. PCT) receipt of nominations by GTN (including from TTTSPs);

            10:30 a.m. (CCT) (8:30 a.m. PCT) GTN sends Quick Response;

            1:00 p.m. (CCT) (11:00 a.m. PCT) receipt of completed confirmations by GTN from upstream and downstream connected parties;

            2:00 p.m. (CCT) (12:00 noon PCT) GTN provides scheduled quantities to affected shippers and point operators, and provides scheduled quantities and notice to bumped parties. Advance notice to bumped parties shall be provided by telephone, facsimile, or electronic mail, at the shipper's option.

            Scheduled quantities resulting from Intraday 1 Nominations should be effective at 5:00 p.m. (CCT) (3:00 P.M. PCT) on gas day.

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 149
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

19.   PRIORITY OF SERVICE, SCHEDULING AND NOMINATIONS (Continued)

      19.4  Nominations (Continued)

            19.4(b) Nomination Cycles

      (iv)  THE INTRADAY 2 NOMINATION CYCLE:

            5:00 p.m. (CCT) (3:00 p.m. PCT) nominations leave control of the nominating party;

            5:15 p.m. (CCT) (3:15 p.m. PCT) receipt of nominations by GTN (including from TTTSPs);

            5:30 p.m. (CCT) (3:30 p.m. PCT) GTN sends Quick Response;

            8:00 p.m. (CCT) (6:00 p.m. PCT) receipt of completed confirmations by GTN from upstream and downstream connected parties;

            9:00 p.m. (CCT) (7:00 p.m. PCT) GTN provides scheduled quantities to affected shippers and point operators.

            Scheduled quantities resulting from Intraday 2 Nominations should be effective at 9:00 p.m. (CCT) (7:00 p.m. PCT) on gas day.

            Firm intraday nominations during the Intraday 2 Nomination Cycle may not bump nominated and scheduled interruptible volumes.

      (v) For purposes of GISB Standards 1.3.2 ii, iii, and iv (reflected in Paragraphs 19.4(b)(ii) through 19.4(b)(iv) above), "provide" shall mean, for transmittals pursuant to GISB Standards 1.4.x, receipt at the designated site, and for purposes of other forms of transmittal, it shall mean send or post.

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 150
Third Revised Volume No. 1-A

                                   [TIME LINE]

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 151
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

19.   PRIORITY OF SERVICE, SCHEDULING AND NOMINATIONS (Continued)

      19.4  Nominations (Continued)

            19.4(b)     Scheduling Timelines (Continued)

                        Transporter shall, at the end of each business day, make available to each Shipper information containing scheduled quantities including scheduled intraday nominations and any other scheduling changes.

                        GTN shall have the discretion to accept nominations at such later times as operating conditions permit and without detrimental impact to other shippers and upon confirmation that corresponding upstream and downstream arrangements in a manner satisfactory to GTN have been made. In the event later nominations are accepted, GTN will schedule those nominations after the nominations received before the nominations deadline, which is in accordance with NAESB Standard 1.3.6, Version 1.5, that states nominations received after nomination deadline should be scheduled after the nominations received before the nomination deadline.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 152
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

19.   PRIORITY OF SERVICE, SCHEDULING AND NOMINATIONS (Continued)

      19.4  Nominations (Continued)

            19.4(c)     Changes to Nominations

                        (1)   Changes to Standing Nominations

                              In accordance with NAESB Standard 1.3.7, Version 1.5, all nominations should be considered original nominations and should be replaced to be changed. When a nomination for a date range is received, each day within that range is considered an original nomination. When a subsequent nomination is received for one or more days within that range, the previous nomination is superseded by the subsequent nomination only to the extent of the days specified. The days of the previous nomination outside the range of the subsequent nomination are unaffected. Nominations have a prospective effect only. A nomination for a period within the start and end dates of a Standing Nomination replaces the Standing Nomination for the specific gas day(s) only and does not replace the remainder of the Standing Nomination.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 153
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

19.   PRIORITY OF SERVICE, SCHEDULING AND NOMINATIONS (Continued)

      19.4  Nominations (Continued)

            19.4(c) Changes to Nominations (Continued)

                    Such nominations must be received by GTN's Transportation Department in accordance with the scheduling timelines set out in Section 19.4(b).

                    In the event GTN does not receive information of upstream or downstream adjustments, GTN shall use the lesser of the new nomination or the previous nomination.

                    (2)   Intraday Nominations

                          In accordance with NAESB Standard 1.3.8, Version 1.5, all transportation service providers should allow for intraday nominations. Requests to amend previously scheduled nominations may be accepted during the gas day, subject to operational conditions and, further that corresponding upstream and downstream adjustments in a manner satisfactory to GTN can be confirmed. In accordance with NAESB Standard 1.3.11, Version 1.5, such intraday Nominations can be used to request increases or decreases in total flow, changes to receipt points, or changes to delivery points of scheduled gas. A request to increase a nomination for firm transportation up to the MDQ specified in the Service Agreement will be accommodated to the extent operating conditions permit. Firm intraday nominations other than during the Intraday 2 Nomination Cycle shall have priority over nominated and scheduled interruptible volumes. A request to increase a nomination for interruptible transportation shall be permitted only to the extent that capacity is available and that no displacement of other interruptible transportation occurs. Such changes will become effective only when system operating conditions, as determined by GTN, permit changes to occur.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 154
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

19.   PRIORITY OF SERVICE, SCHEDULING AND NOMINATIONS (Continued)

      19.4  Nominations (Continued)

            19.4(c)     Changes to Nominations (Continued)

                        Intraday Nominations do not have roll-over options and will replace the Standing Nomination only for the duration of the Gas Day. Quantities for Intraday Nominations will be expressed in Dekatherms, and represent the total quantities to be delivered prior to the end of the effective Gas Day.

                        (3) In accordance with NAESB Standard 1.3.9, Version 1.5, all nominations, including Intraday Nominations, should be based on a daily quantity; thus, an Intraday Nominator need not submit an hourly nomination. Intraday nominations should include an effective date and time. The interconnected parties should agree on the hourly flows of the Intraday Nomination, if not otherwise addressed in transporter's contract or tariff.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 155
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

19.   PRIORITY OF SERVICE, SCHEDULING AND NOMINATIONS (Continued)

      19.4  Nominations (Continued)

            19.4(d)     Information Reliability

                        GTN shall be allowed to rely conclusively on the information submitted as part of the nomination in confirming the nomination for scheduling and allocation. Shipper must provide electronically to GTN Shipper's current designated contact, after hours and emergency telephone numbers. Such information must be updated as often as changes to such information occurs. GTN may rely solely upon the information provided by Shipper and will not be liable to Shipper if Shipper's contact information is outdated and communication attempts with such Shipper are unsuccessful.

            19.4(e)     Uniform Hourly Rates

                        Scheduled quantities will be received and delivered at a uniform hourly rate of confirmed quantity divided by 24, unless as determined by GTN, variance from the hourly rate will not be detrimental to the operation of the pipeline or adversely affect other GTN Shippers.

            19.4(f)     North American Energy Standards Board Standards:

                        Nominations for service on GTN shall be further governed by the following standards adopted by the North American Energy Standards Board. Unless otherwise specified, all standards are Version No. 1.5:

                        1.3.13; 1.3.14; 1.3.16; 1.3.22; and 1.3.23.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 156
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

19.   PRIORITY OF SERVICE, SCHEDULING AND NOMINATIONS (Continued)

      19.5  Priority of Parking and Authorized Imbalance Service

            Parking and Authorized Imbalance Service shall have the lowest priority on GTN's system. All other transportation service, including rectification of imbalances, have superior priority to these services.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                             Sheet Nos. 157 - 158
Third Revised Volume No. 1-A

                             Reserved For Future Use

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 159
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

20.   CURTAILMENT

      GTN shall have the right to curtail, interrupt, or discontinue Transportation Service on any portion of its system at any time for reasons of Force Majeure or when capacity, supply, or operating conditions so require or it is necessary or desirable to make modifications, repairs, or operating changes to its system. GTN shall provide notice of such occurrences as is reasonable under the circumstances.

      Capacity may become constrained at individual receipt points, delivery points or on segments of the pipeline. GTN shall exercise this curtailment provision only at the point(s) or segment(s) of the pipeline affected by the constraint. When capacity is constrained or otherwise insufficient to serve all the transportation requirements which are scheduled to receive service, GTN shall curtail Authorized Imbalance Service; followed by Interruptible Service, and finally Firm service.

      Curtailment of Authorized Imbalance Service, if necessary, shall be performed in the opposite order of scheduling as set forth in Section 19.3 of this Tariff.

      Curtailment of Interruptible Service, if necessary, will be performed in the opposite order of scheduling set forth in Section 19.2 of this Tariff

      Curtailment of firm service if necessary, will be performed pro rata based on the MDQ across the contracts scheduled to use the capacity at the applicable receipt points, delivery point(s)or mainline segment(s) of pipeline.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 160
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

21.   BALANCING

      Balancing of thermally equivalent quantities of gas received and delivered by GTN shall be achieved as nearly as feasible on a daily basis, with any cumulative imbalance accounted for on a monthly basis. Correction of imbalances shall be the responsibility of the Shipper whether or not notified by GTN at the time of incurrence of the imbalance. Correction of imbalances shall be scheduled with GTN using the nomination process as soon as an imbalance is known to exist based on the best available current data. Nominations to correct imbalances shall have the lowest priority for scheduling purposes and shall be subject to the availability of capacity and other operational constraints for imbalance correction. If on any day capacity is insufficient to schedule all imbalance nominations, all such nominations shall be prorated accordingly. To maintain the operational integrity of its system, GTN shall have the right to balance any Shipper's account as conditions may warrant.

      Imbalances shall exist as defined below and be subject to the applicable charges and penalties if not corrected.

      a)    Actual delivered quantity exceeds MDQ

            An imbalance shall exist if the actual delivered quantity on any day exceeds the MDQ and the delivered quantity in excess of the MDQ has not been authorized by GTN (authorized Overrun).

            Penalty: A Shipper shall be assessed $5/Dth for the quantity that is greater than 10% of the MDQ or 1000 Dth, whichever is greater.

            In addition, the quantity delivered in excess of the MDQ shall be charged the Authorized Overrun charge as provided in the applicable rate schedule of Shipper.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 161
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

21.   BALANCING (Continued)

      (b)   Actual delivered quantity exceeds receipt quantity

            A net positive imbalance shall exist if the difference between the delivered quantity and the quantity received, taking into account the reduction in quantity for compressor fuel use, yields a positive result. Commencing upon notification by GTN of the existence of the imbalance, Shipper shall have 3 days to correct the imbalance.

            Penalty: If, at the end of the 3 day period the difference between the actual delivered quantity and the receipt quantity is in excess of 10% of the delivered quantity or 1000 Dth, whichever is greater, the Shipper shall be assessed a charge of $5/Dth applied to the excess quantities. If the imbalance is not corrected within 45 days of GTN's notice of an imbalance, the Shipper shall be assessed an additional charge of $5/Dth, applied to the net imbalance remaining at the end of the 45 day balancing period.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 162
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

21.   BALANCING (Continued)

      (c)   Actual quantity received exceeds delivered quantity

            A net negative imbalance shall exist if the difference between the delivered quantity and the quantity received taking into account the reduction in quantity for compressor fuel use, yields a negative result. Commencing upon notification by GTN of the existence of the imbalance, Shipper shall have 3 days to correct the imbalance.

            Penalty: If, at the end of the 3 day period the difference between the actual quantity received and the delivered quantity is in excess of 10% of the delivered quantity or 1000 Dth, whichever is greater, the Shipper shall be assessed a penalty of $2/Dth applied to the excess quantity. If the imbalance is not corrected within 45 days of GTN's notice of an imbalance, GTN shall be able to retain the remaining imbalance quantity without compensation to the Shipper and free and clear of any adverse claim.

      (d)   Scheduled delivery quantity exceeds actual delivered quantity

            An imbalance shall exist when the quantity scheduled (nominated and confirmed) for delivery exceeds the actual delivered quantity.

            Penalty: When the difference between the scheduled delivery quantity and actual delivered quantity is in excess of 10% of the actual deliveries, or 1000 Dth, whichever is greater, the Shipper shall be assessed the maximum applicable interruptible transportation rate applied to the excess quantities.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 163
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

21.   BALANCING (Continued)

      (e)   Actual delivered quantity exceeds scheduled delivery quantity

            An imbalance shall exist when the quantity delivered exceeds the quantity scheduled (nominated and confirmed).

            Penalty: When the difference between the actual delivered quantity and the scheduled delivery quantity is in excess of 10% of the scheduled quantity or 1000 Dth whichever is greater, the Shipper shall be assessed a charge of $5/Dth applied to the excess quantity.

            Imbalance determinations as described above will be performed on a daily basis and each daily occurrence will constitute a separate incident. It is recognized and understood that more than one penalty provision may apply to each imbalance incident.

            In the event that any penalty would otherwise be applicable under these provisions as a direct consequence of any action or failure to take action by GTN or the failure of any facility under GTN's control, or an event of force majeure as defined in these Transportation General Terms and Conditions, said penalty shall not apply.

            Interruptible Shippers will be notified whether penalties will apply on the day their volumes are reduced. GTN shall waive non-critical penalties for bumped shippers on the day of the bump. Waiver of non-critical penalties shall not relieve the shipper from the obligation to take corrective action to eliminate ongoing imbalances.

            The payment of a penalty in dollars pursuant to Paragraph 21 shall under no circumstances be considered as giving any Shipper the right to deliver or take overrun quantities.

            Upon termination of a Service Agreement, Shipper shall have 60 days to correct any remaining imbalances. After his period has elapsed, GTN shall have the right to retain any negative imbalance quantity without compensation to the Shipper and shall assess a charge of $5/Dth for any positive imbalance quantity as applicable.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                                    Sheet No. 164
Third Revised Volume No. 1-A

                             Reserved For Future Use

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 165
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

21.   BALANCING (Continued)

(f) Imbalance Netting: A Shipper may net imbalances between its service agreements, provided that GTN will be reimbursed for any transportation and fuel necessary to effectuate such netting. Resolution of imbalances by netting the Shipper's service agreements shall be scheduled with GTN using the nomination process.

(g)   Imbalance Trading:

      (1) A Shipper, or its agent, may trade imbalances with other Shippers, their agents or other third-party firms that may conduct imbalance trading for Shippers, provided that GTN will be reimbursed for any transportation and fuel necessary to effectuate such trading. Resolution of imbalances by trading imbalances between Shippers shall be scheduled with GTN using the nomination process.

      (2) Any trading of imbalances must result in each Shipper's imbalance decreasing.

      (3) GTN shall process all imbalance trades at no additional administrative charge.

(h)   Posting Imbalance Trades:

      (1) GTN shall provide free of charge an "Imbalance Trading" location on its Internet website to allow posting of imbalances to facilitate trading.

      (2) GTN shall post a Shipper's imbalance if the Shipper provides written authorization to GTN authorizing it to post such imbalance information on the "Imbalance Trading" section of its Internet website.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                             Sheet Nos. 166 - 169
Third Revised Volume No. 1-A

                             Reserved For Future Use

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 170
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

22.   ANNUAL CHARGE ADJUSTMENT (ACA) PROVISION

      22.1 Purpose: GTN shall recover from Shippers the annual charge assessed to GTN by the Federal Energy Regulatory Commission for budgetary expenses pursuant to Section 154.38(d)(6) of the Commission's regulations and Order No. 472 issued May 29, 1987. GTN shall recover this charge by means of an Annual Charge Adjustment (ACA); a per unit rate equivalent to the unit rate assessed against GTN by the Commission shall be included in GTN's transportation rates. (During the period that this ACA provision is in effect, GTN shall not recover in a Natural Gas Act Section 4 rate case annual charges recorded in FERC Account No. 928 assessed to GTN by the Commission pursuant to Order No. 472.)

      22.2 Filing Procedure: The notice period and proposed effective date of filings pursuant to this paragraph shall be as permitted under
            Section 4 of the Natural Gas Act; provided, however, that any such filing shall not become effective unless they become effective without suspension or refund obligation.

      22.3 ACA Unit Rate Adjustment: GTN's ACA unit rate shall be the unit rate used by the Commission to determine the annual charge assessment to GTN, and shall be reflected in the Statement of Effective Rates and Charges of this FERC Gas Tariff, Third Revised Volume No. 1-A.

      22.4 Affected Rate Schedules: The ACA provision shall apply to all rate schedules contained in GTN's FERC Gas Tariff, Third Revised Volume No. 1-A.

23.   SHARED OPERATING PERSONNEL AND FACILITIES

            GTN does not share any operating personnel or facilities with its Marketing Affiliates. To the extent PG&E elects service under Rate Schedule USS-1, GTN employees involved with the implementation of USS-1 service will operate independently from GTN's pipeline operating employees.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 171
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

24.   COMPLAINT PROCEDURES

      24.1 Any Shipper or potential Shipper may register a complaint regarding requested or provided transportation service. The complaint may be communicated to GTN primarily by use of GTN's Electronic Bulletin Board (EBB) and secondarily either orally, and/or in writing. Oral complaints should be made to GTN's Manager of Gas Transportation and Services, telephone (503) 833-4300. Written complaints should be sent via registered or certified mail, facsimile (FAX No. (503) 833-4395), or hand delivered to:

            Gas Transmission Northwest Corporation
            1400 SW Fifth Avenue, Suite 900
            Portland, OR 97201
            Attention: Manager of Gas Transportation and Services

            Oral, written and EBB-submitted complaints must contain the following minimum information:

            - Shipper or potential Shipper's name, address, and FAX and telephone numbers;

            -     Shipper or potential Shipper's contact representative;

            -     A clear, concise statement of the complaint.

            Each complaint will be recorded in GTN's Transportation Service Complaint Log maintained by GTN's Gas Transportation and Services Department located in Portland. Complaints will be logged by date and time received by GTN.

      24.2  GTN will initially respond to each complaint within forty- eight
            (48) hours after GTN receives it. GTN will provide a written response to each complaint within thirty (30) days after GTN receives it. GTN's written response will be sent to Shipper or potential Shipper by certified or registered mail. If the complaint was filed by the EBB, then GTN shall respond via the EBB. A copy of all complaints will be filed in the Transportation Service Complaint Log.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 172
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

25. INFORMATION CONCERNING AVAILABILITY AND PRICING OF TRANSPORTATION SERVICE AND CAPACITY AVAILABLE FOR TRANSPORTATION

      25.1 Any affiliated or nonaffiliated Shipper or potential Shipper may obtain information concerning the availability and pricing of GTN's transportation services and the pipeline capacity available for transportation by:

            (a)   Contacting GTN at:
                  Gas Transmission Northwest Corporation
                  Marketing and Transportation Department
                  1400 SW Fifth Avenue, Suite 900
                  Portland, OR 97201
                  Telephone: (503) 833-4300

                  Inquiries may be made orally or in writing. Upon request, GTN will provide to any Shipper or potential Shipper a copy of its FERC Gas Tariff, Third Revised Volume No. 1-A, as well as any published notices concerning discounts then available to existing Shippers on the GTN system.

            (b) Subscribing to GTN's twenty-four (24) hour Electronic Bulletin Board by calling 1-503-833-4310. The Electronic Bulletin Board provides current information concerning the availability and pricing of transportation service on the GTN system, including all effective rates and discount notices, and capacity available for transportation.

            (c)   Accessing GTN's Internet Web site through
                  WWW.PGE-NW.COM/OPERATIONS. This web site provides the same information as available on GTN's Electronic Bulletin Board.

      25.2 The procedures to be followed by a potential Shipper requesting transportation service from GTN or by an existing Shipper requesting an amendment to its existing service or additional service from GTN are specified in Paragraph 18 of these Transportation General Terms and Conditions.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 173
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

25. INFORMATION CONCERNING AVAILABILITY AND PRICING OF TRANSPORTATION SERVICE AND CAPACITY AVAILABLE FOR TRANSPORTATION (Continued)

      25.3 The procedures to be followed by Shippers for submitting nominations for transportation service are specified in Paragraph 19 of these Transportation General Terms and Conditions.

26.   MARKET CENTERS

      The Market Center is defined as a point of interconnection between GTN and other pipelines and local distribution companies. GTN shall provide for Market Centers on GTN. Parties wishing to use Market Centers on the GTN system shall contact GTN for this service. At these Market Centers, entities may trade gas quantities without actively shipping the gas either upstream or downstream of the Market Center. Such entities must nominate for the gas transactions in accordance with the nomination procedures of the Transportation General Terms and Conditions of Third Revised Volume No. 1-A. An entity's nomination for upstream supply and downstream delivery must match the corresponding upstream Shipper nomination and the downstream customer request.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 174
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

27.   PLANNED GTN CAPACITY CURTAILMENTS AND INTERRUPTIONS

      27.1 When GTN needs to temporarily curtail or interrupt service to any Shipper hereunder for the purpose of making planned alterations or repairs, GTN shall give Shipper as much notice as possible of the process so that each Shipper's firm transportation requirements are taken into account in the planning process.

      27.2 In the spring of each year GTN shall publish on its Internet Web Site and its electronic bulletin board (EBB) to all Shippers a schedule of planned major maintenance and repairs which affect system capacity. The schedule shall show the estimated delivery point capacity for the next 12 months.

      27.3 On a daily basis GTN shall post, on its Internet Web Site and its EBB, capacity for each forthcoming gas day plus the estimated capacity for the next two gas days.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 175
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

28.   CAPACITY RELEASE

      28.1  Eligibility to Release

                  Any firm Shipper which contracts for firm transportation service under Part 284 of the Commission's regulations (Releasing Shipper) is eligible to release all or part of its capacity (Parcel) for use by another party (Replacement Shipper). Any Replacement Shipper which has previously contracted for a Parcel may also release its capacity to another party as a secondary release subject to the terms and conditions described herein.

                  Upon releasing a Parcel, consistent with the terms and conditions described herein, all Releasing Shippers shall remain ultimately liable for all reservation charges billable for the originally contracted service. The Releasing Shipper, whether a primary or secondary capacity holder, must post the capacity it seeks to release on GTN's Electronic Bulletin Board (EBB) prior to the close of the Posting Period defined herein.

                  A Releasing Shipper may release all or a portion of its capacity for the remainder of the term of its contract and extinguish its contractual obligations to GTN with respect to that portion provided that: 1) the Replacement Shipper for this capacity is creditworthy pursuant to GTN's credit standards; and 2) that the rate paid by the Replacement Shipper be no less than the rate contracted between the Releasing Shipper and GTN for the maximum volume, for the remaining term of the contract or the Releasing Shipper's maximum tariff rate. The release may be structured such that the right of first refusal may transfer to the Replacement Shipper even if the release has recall provisions and has been recalled by the Releasing Shipper at the end of the service agreement.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 176
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITION
                                   (Continued)

28.   CAPACITY RELEASE (Continued)

      28.2  Types of Release

            A Releasing Shipper may release a Parcel for a term (Release Term) up to or equivalent to the remaining term under its service agreement with GTN. Types of releases include:

            NON-PREARRANGED - BIDDING REQUIRED

                  (1) Greater than or equal to one day, is not prearranged and requires bidding.

            PREARRANGED RELEASES - BIDDING REQUIRED

                  (1) Greater than thirty-one days at a rate less than the maximum applicable tariff rate. This type of release is prearranged, allows for bidding up to the maximum applicable tariff rate and allows for the right of first refusal. Bidding is pursuant to the methodology selected by the Releasing Shipper.

            PREARRANGED RELEASES - BIDDING NOT REQUIRED

                  (1) Less than or equal to thirty-one days at a rate less than the maximum applicable tariff rate. This type of release is prearranged and does not require bidding. This release cannot be rolled-over, renewed or otherwise extended beyond the term described above unless the Releasing Shipper follows the posting and bidding procedures that apply to the particular term sought contained in this Paragraph 28. The Releasing Shipper may not re-release this Parcel to the same Replacement Shipper until 28 days after the term of the initial release has ended. Rollovers are permitted without bidding or a waiting period provided the Prearranged Shipper agrees to pay the maximum rate and meet all the other terms and conditions of the release.

                  (2) Greater than or equal to one day at the maximum applicable tariff rate. This type of release is prearranged and does not require bidding.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 177
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

28.   CAPACITY RELEASE (Continued)

      28.3  Notice Requirements

            Any Releasing Shipper electing to release capacity shall submit a notice via GTN's EBB that it elects to release firm capacity. The notice shall set forth the following information:

            (a) Releasing Shipper's legal name, contract number, and the name, title, address, telephone number, and fax number of the individual responsible for authorizing the release of capacity.

            (b)   Rate schedule of the Releasing Shipper.

            (c) In accordance with NAESB Standard 5.3.26, Version 1.5, Releasing Shipper has choice to specify dollars and cents or percents of maximum tariff rate in the denomination of bids and all transportation service providers should support this. Once the choice is made by the Releasing Shipper, the bids should comport with the choice. In accordance with NAESB Standard 5.3.27, Version 1.5, for purposes of bidding and awarding, maximum/minimum rates specified by the Releasing Shipper should include the tariff reservation rate and all demand surcharges, as a total number or as stated separately. If a volumetric rate is used, Releasing Shipper must indicate whether bids on a reservation charge basis will be accepted as well and if so must specify the method of evaluating the two types of bids. Releasing Shipper also should indicate whether bids will be accepted on a dollar basis or as a percentage of the Releasing Shipper's as-billed rate.

            (d) Daily quantity of capacity to be released, expressed in Dth/d, at the designated delivery point(s). (This must not exceed Releasing Shipper's maximum contract demand available for capacity release and shall state the minimum quantity expressed in Dth/d acceptable for release.)

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 178
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

28.   CAPACITY RELEASE (Continued)

      28.3  Notice Requirements (Continued)

            (e) The term of the release, identifying the date release is to begin and terminate. The minimum release term acceptable to GTN shall be one day.

            (f) Whether the Releasing Shipper is willing to consider release for a shorter period of time than that specified in (e) above and if so, the minimum acceptable period of release.

            (g)   The receipt and delivery point.

            (h) Whether Option 1, 2, or 3 shall be used to determine the highest valued bid (see Section 28.7(a) for a description of bid evaluation options 1, 2 and 3).

            (i) Whether the Releasing Shipper wants GTN to market its released capacity.

            (j) Whether the Releasing Shipper requests to waive the creditworthiness requirements and agrees in such event to remain liable for all charges, or, if the release is for one year (365 days) or less, whether Releasing Shipper requests that the creditworthiness provisions of Paragraph 18.3(A)(1)(c) shall apply.

            (k) Whether Releasing Shipper is a marketing or other affiliate of GTN.

            (l) If release is a prearranged release, the Prearranged Shipper must be qualified pursuant to the criteria of Paragraph 28.6(a) unless waived above. Releasing Shipper shall include the Prearranged Shipper bid information pursuant to Paragraph 28.6(b) with its release information and shall indicate whether the Prearranged Shipper is affiliated with GTN or the Releasing Shipper.

            (m) Any special nondiscriminatory terms and conditions applicable to the release.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 179
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

28.   CAPACITY RELEASE (Continued)

      28.3  Notice Requirements (Continued)

            (n) Tie-breaker method preferred: (1) pro rata, (2) lottery, (3) order of submission (first-come/first-serve). If none are selected, the system defaults to pro rata.

            (o) Recall provisions. These provisions must be objectively stated, nondiscriminatory, applicable to all bidders, operationally and administratively feasible as determined by GTN and in accordance with GTN's tariff.

            (p) The minimum rate (percentage of: reservation charge or a volumetric equivalent of the maximum reservation charge applicable to the Parcel on a 100% load-factor basis) acceptable to Releasor for this Parcel. Releasing Shipper also should indicate whether bids will be accepted on a dollar basis or as a percentage of the Releasing Shipper's as-billed rate.

            (q) Whether the Releasing Shipper is willing to accept contingent bids that extend beyond the close of the Bid Period and, if so, any nondiscriminatory terms and conditions applicable to such contingencies including the date by which such contingency must be satisfied (which date shall not be later than the last day upon which GTN must award capacity) and whether, or for what time period, the next highest bidder(s) will be obligated to acquire the capacity should the winning contingent bidder be unable to satisfy the contingency specified in its bid.

            (r) Whether the Releasing Shipper wants to specify a longer bidding period for its Parcel than specified at Paragraph 28.8.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 180
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

28.   CAPACITY RELEASE (Continued)

      28.4  Marketing of Capacity Fee

            GTN may act as a facilitator between a Releasing Shipper and a Replacement Shipper(s) that wishes to contract for that Releasing Shipper's capacity. All such Parcels must be posted on the EBB initially. A posting of a Parcel facilitated by GTN will include both the Parcel by the Releasing Shipper and the bid by the Prearranged Shipper. A marketing of capacity fee shall be negotiated between GTN and Releasing Shipper in a nondiscriminatory manner. Such a fee will apply when: a Releasing Shipper requests GTN to market released capacity, GTN actively markets such capacity beyond posting on the EBB, and such marketing results in capacity being released to a Replacement Shipper.

      28.5  Posting of a Parcel

            The posting of a Parcel constitutes an offer to release the capacity provided a willing Replacement Shipper submits a valid bid consistent with GTN's Transportation General Terms and Conditions. The posting must contain the information contained in Paragraph
            28.3. Any specific conditions posted by the Releasing Shipper must be operationally feasible, nondiscriminatory to other shippers, and in conformance with GTN's tariffs. If the Parcel is being released as a secondary release, then any recall provisions included in the primary release which may affect the re-release of this capacity must be included in the terms and conditions of the secondary release. Each Parcel will be reviewed by GTN prior to posting on the EBB for bidding The receipt of a valid release will be acknowledged by the issuance of a release confirmation to the Releasing Shipper's EBB mailbox by GTN.

            It is the Releasing Shipper's sole responsibility to provide release and Prearranged Shipper bid information in advance of the close of the Posting Period.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 181
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

28.   CAPACITY RELEASE (Continued)

      28.5  Posting of a Parcel (Continued)

            Releasing Shippers who elect to release capacity based on nondiscriminatory recall provisions and/or special terms and conditions are required to submit their request to release capacity by at least two business days before the close of the Posting Period as stated in Section 28.8. This is to ensure adequate time for GTN to review and validate that any recall and/or special terms and conditions are not discriminatory.

            All Prearranged Shipper bids are subject to the Prearranged Shipper(s) meeting the preliminary qualifications as defined in Paragraph 28.6(a) for Replacement Shippers.

            A Parcel may be revised or withdrawn by the Releasing Shipper at any time prior to the close of the Posting Period. A Parcel cannot be revised after the close of the Posting Period. In accordance with NAESB Standard 5.3.14, Version 1.5 offers should be binding until written or electronic notice of withdrawal is received by the capacity release service provider. Parcels may be withdrawn subsequent to the close of the Posting Period and up until the close of the Bid Period only in situations where the Releasing Shipper has an unanticipated need for the capacity. In such instances, Releasing Shipper shall notify GTN electronically of its need to withdraw the Parcel due to an unanticipated need for the capacity. The withdrawal or revision of a Parcel will terminate all bids submitted for that Parcel to date. Replacement Shippers will need to resubmit their bids for the Parcel if the Parcel is resubmitted for release.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                                    Sheet No. 182
Third Revised Volume No. 1-A

                             Reserved For Future Use

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 183
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

28.   CAPACITY RELEASE (Continued)

      28.6  Bidding for a Parcel

            (a)   Preliminary Qualification

                  Replacement Shippers are encouraged to pre-qualify in advance of any postings on GTN's EBB as credit requirements will take differing amounts of time to process depending on the particular financial profile of Replacement Shippers. The pre-qualification process will authorize a pre-set maximum monthly financial exposure level for the Replacement Shipper. Such exposure levels may be adjusted by GTN periodically re-evaluating a Replacement Shipper's credit-worthiness.

                  Releasing Shippers may exercise their option to waive the credit requirements for any Replacement Shipper wishing to bid on a Parcel posted by that Releasing Shipper. Such waiver must be made on a nondiscriminatory basis. GTN must be informed of such waiver via the EBB before it will authorize such Replacement Shipper's participation with respect to that particular Parcel. In this instance, no pre-set maximum monthly financial exposure level is applicable.

                  Should a Releasing Shipper waive the credit requirements for a Replacement Shipper, the Releasing Shipper shall be liable for all charges incurred by the Replacement Shipper in the event such Replacement Shipper defaults on payment to GTN for such capacity release service.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 184
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

28.   CAPACITY RELEASE (Continued)

      28.6  Bidding for a Parcel (Continued)

            (a)   Preliminary Qualification (Continued)

                  Any potential Replacement Shipper may submit a bid for parcels posted for release. GTN will determine the highest valued bid, based on the bid evaluation method selected by the Releasing Shipper, and verify that the Shipper placing the bid meets GTN's credit requirements before awarding the parcel. Upon notification by GTN of an award of a Parcel, GTN shall complete a new FTS-1 or LFS-1 contract with the particulars of the awarded Parcel and Replacement Shipper shall execute this new contract electronically through the use of an authorization code procedure on the EBB.

                  Once a Replacement Shipper has acquired capacity, authority is granted to the Replacement Shipper to release that capacity, unless the Releasing Shipper has specified that the Parcel cannot be re-released.

                  The execution of the FTS-1 or LFS-1 service agreement will constitute an obligation on the part of the Replacement Shipper to be bound by the terms and conditions of GTN's capacity release program as set forth in these Transportation General Terms and Conditions.

            (b)   Submitting a Bid

                  All bids must be submitted through the use of GTN's EBB. Such bids shall be "open" for all participants to review. The particulars of all bids will be available for review but not the identity of bidders. GTN will post the identity of the winning bidder(s) only.

                  A Replacement Shipper cannot request that its bid be "closed", nor can a Releasing Shipper specify that "closed" bids be submitted on its releases. A Replacement Shipper may submit only one bid per Parcel posted at any one point in time. Bids received after the close of the Bid Period shall be invalid. The Replacement Shipper may bid for no more than the quantity of the Parcel posted by the Releasing Shipper. Simultaneous bids for more than one Parcel are permitted.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 185
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

28.   CAPACITY RELEASE (Continued)

      28.6  Bidding for a Parcel (Continued)

            (b)   Submitting a Bid (Continued)

                  A valid bid to contract for a Parcel must contain the following information:

                  (1) Replacement Shipper's legal name, address, telephone and fax numbers and the name and title of the individual responsible for authorizing the bid.

                  (2)   The identification of the Parcel bid on.

                  (3) Term of service requested. The term of service must not exceed the term included in the Parcel.

                  (4) Percentage of the applicable maximum rate, as identified in the Parcel, that Replacement Shipper is willing to pay, or price in dollars and cents per Dth/d, that the Replacement Shipper is willing to pay. A Replacement Shipper may not bid below the minimum applicable charge or rate.

                  (5) The quantity desired not to exceed the quantity contained in the Parcel, expressed on a Dth/d delivered basis and greater than the minimum quantity acceptable to Replacement Shipper.

                  (6) Whether or not Replacement Shipper is an affiliate of the Releasing Shipper.

                  (7) A statement as to whether or not Replacement Shipper is an affiliate of the Releasing Shipper.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 186
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

28.   CAPACITY RELEASE (Continued)

      28.6  Bidding for a Parcel (Continued)

            (b)   Submitting a Bid (Continued)

                  (8) An affirmative statement that Replacement Shipper agrees to be bound by the terms and conditions of Rate Schedule FTS-1 and GTN's capacity release provisions in its tariff.

                  (9) Whether the bid is a contingent bid and the contingencies which must be satisfied by the date specified by the Releasing Shipper in its posting of the Parcel.

            (c)   Confirmation of Bids

                  The receipt of a valid bid by GTN will be Shipper's EBB mailbox by GTN. It is the Replacement Shipper's sole responsibility to verify the correctness of the submitted bid and to take any corrective action necessary by resubmitting a bid when notified of an invalid or incomplete bid by GTN via the EBB. This must be done before the close of the Bid Period.

            (d)   Withdrawn or Revision of Bids

                  A previously submitted bid may be withdrawn or revised and resubmitted at any time prior to the close of the Bid Period with no obligation on the Replacement Shipper's part. In accordance with NAESB Standard 5.3.15, Version 1.5, bids cannot be withdrawn after the bid period ends. Resubmitted bids must be equal to or greater in value than the initial bids. Lower valued bids will be invalid. In accordance with NAESB Standard 5.3.13, Version 1.5, bids should be binding until written or electronic notice of withdrawal is received by the capacity release service provider.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 187
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

28.   CAPACITY RELEASE (Continued)

      28.7  Allocation of Parcels

            (a)   Primary Allocation

                  In accordance with NAESB Standard 5.3.3, Version 1.5, winning bids for Parcels shall be awarded based on one of the following three (3) options to be selected by the Releasing Shipper when posting a Parcel:

                  Option 1 - Highest Rate Equivalent

                  Bids will be given priority based on the maximum rate bid as represented by (1) a Replacement Shipper's bid of the percentage of the maximum authorized reservation charge or a volumetric equivalent of the maximum reservation charge applicable to the Parcel on a 100% load factor basis, or (2) a Replacement Shipper's bid in terms of absolute dollars and cents per Dth. A bid queue will be maintained for each individual Parcel.

                  Option 2 - Present Value

                  Bids will be given priority based on the net present value of the bid according to the following formula:

                                               (1 + i) (n) -1
                  Present Value per = P * R *  --------------
                                                i (1 + i) (n)

                  where: P = percent of the rate or charge that the Replacement
                             Shipper is willing to pay.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 188
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

28.   CAPACITY RELEASE (Continued)

      28.7  Allocation of Parcels (Continued)

            (a)   Primary Allocation (Continued)

                  R = Rate or charge calculated as: The applicable maximum authorized reservation charge(s) per Dth (or a volumetric equivalent of the maximum reservation charge(s) applicable to the Parcel on a 100% load factor basis) in effect at the time of the bid for service from the same receipt point to the same delivery point under the Releasing Shipper's rate schedule.

                  i = FERC's annual interest rate divided by 12.

                  n = number of periods for which the bidder wishes to contract, not to exceed the maximum periods to be released by the Releasing Shipper. For releases greater than or equal to one month, the period is the number of months. For releases less than one month the period is the number of days.

                  A bid queue will be maintained for each individual Parcel.

                  Option 3 - Net Revenue. Bids will be given priority based on the net revenue for the term of the bid.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 189
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

28.   CAPACITY RELEASE (Continued)

      28.7  Allocation of Parcels (Continued)

            (a)   Primary Allocation (Continued)

                  If Releasing Shipper does not specify an option for determining best bid, Option 2 will be the default option used.

                  Under all options, GTN will evaluate and rank all bids for Parcels.

            (b)   Right of First Refusal

                  In the case of a Prearranged Shipper's bid for a Parcel with a term equal to one month or greater, at a rate other than at the highest valued bid, pursuant to the methodology specified by the Releasing Shipper, if the bid submitted by a subsequent Replacement Shipper exceeds the value of the Prearranged Shipper's bid, the Prearranged Shipper will be allowed to match the higher valued bid. The Prearranged Shipper will be allowed a match period, as specified in Section 28.8, to match the higher valued bid, otherwise, the allocation will be awarded to subsequent Replacement Shipper(s) in accordance with the primary and secondary allocation mechanisms.

            (c)   Secondary Allocation

                  To the extent there is more than one Replacement Shipper submitting a winning bid, the Parcel shall be allocated based on one of the following tie-breaker methodologies to be selected by the Releasing Shipper: pro rata, lottery, or order of submission (first come/first serve).

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 190
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

28.   CAPACITY RELEASE (Continued)

      28.7  Allocation of Parcels (Continued)

            (d)   Confirmation of Allocation

                  Upon each completion of an allocation, the successful Replacement Shipper(s) will be notified of the terms under which they have contracted for the awarded Parcel. The notification will be provided in the form of an e-mail to the Replacement Shipper(s). The notice will include the Replacement Shipper's Rate Schedule FTS-1 or LFS-1 service agreement number and the pertinent terms of the Replacement Shipper's bid as well as any additional terms specified by the Releasing Shipper. The Releasing Shipper will be notified of the terms under which its Parcel has been awarded. The notification will be provided in the form of an e-mail to the Releasing Shipper. The notification will include all of the pertinent terms of the Releasing Shipper's parcel.

            (e)   Purging of Expired Bids

                  All unfulfilled bids, as well as any unfulfilled portions of bids which receive a partial award, will become ineffective as of the completion of bid reconciliation and the close of the Bid Period. Each unsuccessful Replacement Shipper which has bid shall receive a notice by e-mail indicating the ineffectiveness of the bid.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 191
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

28.   CAPACITY RELEASE (Continued)

      28.7  Allocation of Parcels (Continued)

            (e)   Purging of Expired Bids (Continued)

                  Information regarding all bids for all Parcels shall be archived off-line before being purged from the system.

      28.8  Scheduling of Parcels, Bids and Notifications

            In accordance with NAESB Standard 5.3.2, Version 1.6, the following timelines apply to capacity release transactions.

            For   biddable releases (less than 1 year):

              - offers should be tendered by 12:00 P.M. CCT (10:00 A.M. PCT) on a Business Day;

              - open season ends no later than 1:00 P.M. CCT (11:00 A.M. PCT) on a Business Day (evaluation period begins at 1:00 P.M. CCT (11:00 A.M. PCT) during which contingency is eliminated, determination of best bid is made, and ties are broken);

              - evaluation period ends and award posting if no match required at 2:00 P.M. CCT (12:00 P.M. PCT);

              -   match or award is communicated by 2:00 P.M. CCT (12:00 P.M.
                  PCT);

              -   match response by 2:30 P.M. CCT (12:30 P.M. PCT);

              - where match is required, award posting by 3:00 P.M. CCT (1:00 P.M. PCT);

              - contract issued within one hour of award posting (with a new contract number, when applicable); nomination possible beginning at the next available nomination cycle for the effective date of the contract.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 192
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

28.   CAPACITY RELEASE (Continued)

      28.8  Scheduling of Parcels, Bids and Notifications (Continued)

            For biddable releases (1 year or more):

                  -     offers should be tendered by 12:00 P.M. CCT (10:00 A.M.
                        PCT) four Business Days before award;

                  -     open season ends no later than 1:00 P.M. CCT (11:00 A.M.
                        PCT) on the Business Day before timely nominations are due (open season is three Business Days);

                  -     evaluation period begins at 1:00 P.M. CCT (11:00 A.M.
                        PCT) during which contingency is eliminated, determination of best bid is made, and ties are broken;

                  - evaluation period ends and award posting if no match required at 2:00 P.M. CCT (12:00 P.M. PCT);

                  - match or award is communicated by 2:00 P.M. CCT (12:00 P.M. PCT);

                  -     match response by 2:30 P.M. CCT (12:30 P.M. PCT);

                  - where match required, award posting by 3:00 P.M. CCT (1:00 P.M. PCT);

                  - contract issued within one hour of award posting (with a new contract number, when applicable); nomination possible beginning at the next available nomination cycle for the effective date of the contract.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 193
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

28.   CAPACITY RELEASE (Continued)

      28.8  Scheduling of Parcels, Bids and Notifications (Continued)

            For non-biddable releases:

            Timely Cycle

                  - posting of prearranged deals not subject to bid are due by 10:30 A.M. CCT (12:30 P.M. PCT);

                  - contract issued within one hour of award posting (with a new contract number, when applicable); nomination possible beginning at the next available nomination cycle for the effective date of the contract.

            Evening Cycle

                  - posting of prearranged deals not subject to bid are due by 5:00 P.M. CCT (3:00 P.M. PCT);

                  - contract issued within one hour of award posting (with a new contract number, when applicable); nomination possible beginning at the next available nomination cycle for the effective date of the contract.

            Intraday 1 Cycle

                  - posting of prearranged deals not subject to bid are due by 9:00 A.M. CCT (7:00 A.M. PCT);

                  - contract issued within one hour of award posting (with a new contract number, when applicable); nomination possible beginning at the next available nomination cycle for the effective date of the contract.

            Intraday 2 Cycle

                  - posting of prearranged deals not subject to bid are due by 4:00 P.M. CCT (2:00 P.M. PCT);

                  - contract issued within one hour of award posting (with a new contract number, when applicable); nomination possible beginning at the next available nomination cycle for the effective date of the contract.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 194
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

28.   CAPACITY RELEASE (Continued)

      28.9  Capacity Recall and Reput

            28.9(a)     Capacity Recall

                        Releasing Shipper(s) may, to the extent permitted as a condition of capacity release, recall released capacity (scheduled or unscheduled) at the Timely Nomination cycle and the Evening Nomination cycle, and recall unscheduled released capacity at the Intra-Day 1 and Intra-Day 2 Nomination cycles by providing notice to the Transporter by the following times for each cycle: 8:00 A.M. CCT (6:00 A.M. PCT) for the Timely Nomination cycle; 5:00 P.M. CCT (3:00 P.M. PCT) for the Evening Nomination cycle; 8:00 A.M. (6:00 A.M. PCT) for the Intra-Day 1 Nomination cycle; and 3:00 P.M. (1:00 P.M.
                        PCT) for the Intra-Day 2 Nomination cycle. Notification to replacement shippers shall be provided by Transporter within one hour of receipt of recall notification.

            28.9(b)     Capacity Reput

                        In accordance with NAESB Standard 5.3.7, Version 1.5, capacity that has been recalled by the Releasing Shipper may be reput to the Replacement Shipper in accordance with the reput provisions of the release (See Section 28.3(o)). Shipper seeking to reput capacity shall notify GTN of the reput by 8:00 A.M. Central Clock Time (6:00 A.M. PCT). It is the Releasing Shipper's obligation to notify and secure any necessary agreement by the Replacement Shipper to accept the reput under the terms of the release prior to notifying GTN.

            28.9(c) In accordance with NAESB Standard 5.3.8, Version 1.5, reput method and rights should be specified at the time of the deal. Reput method and rights are individually negotiated between the Releasing Shipper and Replacement Shipper.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 195
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

28.   CAPACITY RELEASE (Continued)

      28.10 Crediting, Billing Adjustments and Refunds

            (a)   Eligibility

                  GTN shall provide revenue credits to any Releasing Shipper which releases capacity to a Replacement Shipper pursuant to the provisions of Paragraph 28. GTN and Shipper may, in connection with a Negotiated Rate Agreement under a firm rate schedule, agree upon payment obligations and crediting mechanisms in the event of a capacity release that vary from, or are in addition to, those set forth in this Section 28.10; provided, however, that terms and conditions of service may not be negotiated.

            (b)   Monthly Crediting Procedure

                  Revenue credits for released capacity shall be credited monthly as an offset to a Releasing Shipper's reservation charge (or the volumetric equivalent of the reservation charge on a 100% load-factor basis applicable to the Releasing Shipper. This shall also be referred to in this Paragraph 28.9 as the equivalent volumetric rate) payable to GTN under the applicable rate schedule for the service that has been released. GTN shall credit each month to the Releasing Shipper's account 100% of the revenues from the charges invoiced to the Replacement Shipper(s) for the reservation charge (or equivalent volumetric rate).

            (c)   Billing Adjustments

                  GTN shall apply the revenues received from Replacement Shippers first to the reservation charge (or equivalent volumetric rate), next to the GRI reservation surcharge.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 196
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

28.   CAPACITY RELEASE (Continued)

      28.10 Crediting, Billing Adjustments and Refunds (Continued)

            (c)   Billing Adjustments (Continued)

                  Should Replacement shipper default on payment to GTN of the reservation charge (or equivalent volumetric rate) GTN shall bill Releasing Shipper for such unpaid charges and apply interest to such adjustments in accordance with the provisions of Paragraph 8 of the Transportation General Terms and Conditions.

            (d)   Excess Revenue Credits

                  Releasing Shipper is entitled to excess revenue credits resulting when the reservation charge (or equivalent volumetric rate) revenues actually received by GTN from the Replacement Shipper(s) exceed the reservation charge (or equivalent volumetric rate) revenues which would have been received by GTN from the Releasing Shipper if capacity was not released.

            (e)   Refunds

                  GTN shall track all changes in its rates approved by the Commission. In the event the Commission orders refunds of any such rates charged by GTN and previously approved, GTN shall make corresponding refunds to all affected Shippers including Shippers receiving capacity release service

                  In such instances when rates to Replacement Shippers are reduced, GTN shall make corresponding adjustments to the crediting of revenues to Releasing Shippers for the period such refunds are payable.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 197
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

28.   CAPACITY RELEASE (Continued)

      28.10 Crediting, Billing Adjustments and Refunds (Continued)

            (f) In the event Releasing Shipper's Transportation Service Agreement is terminated pursuant to these Transportation General Terms and Conditions, and thirty (30) days notice has been provided to Replacement Shipper(s), a Replacement Shipper that currently holds temporary release capacity has the right to elect to contract with GTN at the Replacement Shipper's MDQ for the remaining term of its release contract and at the lesser of (1) the Releasing Shipper's original contract rate, or (2) the maximum recourse rate, provided that the Replacement Shipper meets GTN's credit-worthiness standards for Firm Transportation Service. The Replacement Shipper shall make its election by the end of the thirty (30) day notice period.

                  If a Replacement Shipper does not elect to contract with GTN at its replacement MDQ for the remaining term of its release contract and at the rate level that the Releasing Shipper originally contracted for, GTN shall have the right to terminate the Replacement Shipper's Transportation Service Agreement following the election period and offer such capacity through an open season posting that will subject the capacity to competitive bidding. In the event Transporter terminates service, Transporter may exercise all remedies available to it hereunder, at law or in equity.

                  Replacement Shippers with prospective claims to temporary release capacity will not have rights to such capacity. Prospective claims to permanent releases of capacity will be honored to the extent that a Replacement Shipper meets GTN's credit-worthiness standards for Firm Transportation Service.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 198
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

28.   CAPACITY RELEASE (Continued)

      28.11 Adoption of NAESB Capacity Release Standards

            The following NAESB Standards are adopted by, and clarify, the capacity release provisions set forth in this Section 28. Unless otherwise specified, all standards are Version 1.5:

            5.3.1, 5.3.4; 5.3.5; 5.3.9; 5.3.11; 5.3.12; 5.3.16; and 5.3.19.

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                                    Sheet No. 199
Third Revised Volume No. 1-A

                             Reserved For Future Use

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 200
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

29.   FLEXIBLE RECEIPT AND DELIVERY POINTS

      29.1  Firm Service

            (a)   Addition of a Receipt Point

                  Any firm Shipper receiving service under Part 284 of the Commission's regulations is entitled to use the receipt point specified in its service agreement as a primary receipt point. A firm Shipper may add a secondary receipt point at any time during the life of the contract provided that secondary receipt point is within the Shipper's Primary Path.

                  Firm Shippers who are billed under a reservation charge and a delivery rate will continue to be billed reservation charges based on the primary receipt point while delivery rates, including fuel, will be calculated on the receipt point actually used.

                  To the extent additional meter station capacity or other facilities are required to effect the receipt point change, GTN will construct the additional capacity consistent with Paragraph 18.5.

            (b)   Changing a Receipt Point

                  A firm Shipper may change primary receipt points to a different receipt point within its Original Primary Path but will continue to be billed reservation charges based on the original primary receipt point. Changes in receipt points will be permitted provided sufficient receipt point capacity exists at the receiving meter station and subject to any operating constraints. To the extent additional meter station capacity or other facilities are required to effect the receipt point change, GTN will construct the additional capacity at the firm Shipper's expense consistent with Paragraph 18.5.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 201
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

29.   FLEXIBLE RECEIPT AND DELIVERY POINTS (Continued)

      29.1  Firm Service (Continued)

            (c)   Addition of a Delivery Point

                  Each firm Shipper is entitled to an allocation of its MDQ to a delivery point(s) as its primary delivery point(s).

                  A firm Shipper may add secondary delivery points at any time during the life of the contract provided that the secondary delivery points are within the Shipper's Primary Path. In this case, the firm Shipper will continue to be billed any applicable reservation charges based on the primary delivery point; however, delivery rates, including fuel, will be calculated based on the delivery point actually used.

                  A firm Shipper with primary deliveries allocated to a minor delivery point may add secondary delivery points to its contract provided that the addition of the secondary delivery point does not materially impact service to other firm Shippers.

                  To the extent additional meter station capacity is required to effect the delivery point(s) change, and subject to any operating constraints GTN will construct the additional capacity consistent with Paragraph 18.5.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 202
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

29.   FLEXIBLE RECEIPT AND DELIVERY POINTS (Continued)

      29.1  Firm Service (Continued)

            (d)   Changing a Delivery Point

                  A firm Shipper may change primary delivery points to a different delivery point within its Primary Path but will continue to be billed reservation charges based on the original primary delivery point. A firm shipper may not change its Primary Delivery Point to a location that would change the direction of flow of the Shipper's Primary Path as defined in
                  Section 1.31 of this Gas Tariff. Changes in delivery points will be permitted provided sufficient delivery point capacity exists at the delivery meter station. To the extent additional meter station and subject to any operating constraints capacity is required to effect the delivery point change, GTN will construct the additional capacity at the firm Shipper's expense consistent with Paragraph 18.5.

                  A firm Shipper with primary deliveries allocated to a minor delivery point may change primary delivery points in its contract provided that the change of primary delivery point does not materially impact service to other firm Shippers.

      29.2  Interruptible Service

            (a)   Change of a Receipt/Delivery Point

                  Interruptible Shippers will have the right to flexible receipt and delivery points, at a lower priority than firm or released services.

            (b)   Addition of a Receipt or Delivery Point

                  Except as otherwise provided in this paragraph, Shippers receiving service under any Part 284 interruptible transportation rate schedule shall be deemed to have access to all receipt and delivery points available under the interruptible transportation rate schedule under which that Shipper is taking service.

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                             Sheet Nos. 203 - 207
Third Revised Volume No. 1-A

                             Reserved For Future Use

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 208
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

31.   NEGOTIATED RATES

      31.1 Availability. Notwithstanding anything to the contrary contained in this Tariff, including the provisions of the rate schedules contained herein, GTN and Shipper may mutually agree to a Negotiated Rate under any Agreement, provided that Shipper has not acquired its capacity on a temporary basis under the capacity release provisions of Paragraph 28 of these Transportation General Terms and Conditions. If a portion of the capacity under any existing Agreement is agreed to be priced at Negotiated Rates, the existing maximum or discounted tariff rates will continue to apply to the capacity not subject to the Negotiated Rates. As a recourse to the Negotiated Rates, any Shipper may receive service at applicable maximum tariff rates, including surcharges. The Negotiated Rate may be less than, equal to, or greater than the maximum and minimum applicable tariff rate; may be based on a rate design other than straight-fixed variable; and may include a minimum quantity. GTN's Recourse Rates shall be available to any Shipper that does not agree to a Negotiated Rate. Recourse Rates are set forth on the Rate Sheets within this Tariff.

            GTN and a Shipper may agree to a Negotiated Rate for the entire term of a Transportation Service Agreement, or may agree to a Negotiated Rate for some portion of the term of a Transportation Agreement. GTN and Shipper may agree to apply the Negotiated Rate to all or a portion of capacity under Shipper's Firm Transportation Service Agreement.

            During the period a Negotiated Rate is in place, the Negotiated Rate shall govern and apply to the Shipper's service under the Negotiated Rate Agreement and the otherwise applicable rate, rate component, charge or credit which the parties have agreed to replace with the Negotiated Rate shall not apply to, or be available to, the Shipper. Only those rates, rate components, charges or credits identified by GTN and Shipper in writing as being superceded by a Negotiated Rate shall be ineffective during the period that the Negotiated Rate is effective; all other rates, rate components, charges, or credits prescribed, required, established or imposed by this Rate Schedule or Tariff shall remain in effect. At the end of the period during which the Negotiated Rate is in effect, the otherwise applicable tariff rates or charges shall govern any service provided to Shipper.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 209
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

31.   NEGOTIATED RATES (Continued)

      31.2 Filing requirement. Unless GTN executes and files a non-conforming agreement, GTN will submit to the Commission on or before the commencement of service under a Negotiated Rate Contract a tariff sheet stating the exact legal name of the Shipper, Negotiated Rate, the rate schedule, the receipt and delivery points, the contract quantities and, where applicable, the Negotiated Rate Formula underlying a Negotiated Rate for any Negotiated Rate Agreement. The filing will contain a provision that the Negotiated Rate Agreement does not deviate any material respect from the Form of Agreement in the tariff for the applicable rate schedule.

      31.3 Rate Treatment. GTN shall have the right to seek in future general rate proceedings discount-type adjustments in the design of its rates related to Negotiated Rate Agreements that were converted from pre-existing discount Agreements to Negotiated Rate Agreements. In those situations, GTN may seek a discount-type adjustment based upon the greater of: (a) the Negotiated Rate revenue received; or (b) the discounted tariff rate revenues which otherwise would have been received.

      31.4 Limitations. This Paragraph 31 does not authorize GTN to negotiate terms and conditions of service.

      31.5 Capacity Release. Negotiated Rates do not apply as the price cap for capacity release transactions. Further, capacity release bids must conform to GTN's applicable tariff rates, as further described in
            Section 28.6(b)(4) of these Transportation General Terms and Conditions.

      31.6 Accounting Treatment. GTN shall maintain separate records for all revenues associated with Negotiated Rate transactions. Transactions related to Negotiated Rate Agreements which originated as a pre-existing discounted service and were subsequently converted will be recorded separately from those originating as Negotiated Rate Agreements. GTN shall record each volume transported, billing determinants, rate component, surcharge, and the revenue associated with its Negotiated Rates so that this information can be filed, separately identified, and separately totaled, as part of and in the format of Statements G, I, and J in GTN's next general rate change application.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 210
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITION
                                   (Continued)

32.   EQUALITY OF TRANSPORTATION SERVICE

      GTN hereby states that the terms and conditions of service for all unbundled sales and transportation services provided in GTN's FERC Gas Tariff, Third Revised Volume No. 1-A, are provided on a basis that is equal in quality for all Shippers. All Shippers can access all sellers of gas and receive the same quality of service on GTN whether their gas supplies are purchased from GTN or any other seller. Furthermore, no preference is accorded to any affiliate of GTN for sales and transportation services provided by GTN.

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 211
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

33.   RIGHT OF FIRST REFUSAL UPON TERMINATION OF FIRM SHIPPER'S SERVICE
      AGREEMENT

      Firm Shippers (original capacity holders) under GTN's firm transportation rate schedules of Third Revised Volume No. 1-A who hold capacity for terms greater than or equal to one year at the maximum authorized reservation charge or rate shall have the right of first refusal at the expiration of their service agreements, subject to the following procedures. Original capacity holders must notify GTN one year prior to the primary expiration date of their service agreements whether they elect to terminate or not to terminate the service agreements.

      One year prior to the expiration of the service agreement, GTN will post a notice on its EBB that the original capacity holder's service agreement will expire and whether the original capacity holder has either elected or not elected to terminate.

      33.1 In the event original capacity holder elects termination, GTN shall subject this capacity to a bidding process. GTN will commence open bidding no later than 3 months prior to the service agreement expiration. The bid period will be no less than 5 business days in duration. GTN will announce the bid winner(s) as soon as practicable after the close of the bid period, provided, however, that GTN will have no obligation to accept any bid(s) at rates less than the maximum applicable rate in effect. Tied bids will be awarded on a pro rata basis. Winning Shipper(s) and GTN must execute a new firm transportation service agreement prior to service commencement. New long-term Shippers will be subject to the highest incremental fuel rate on the GTN system where such fuel rate otherwise applies to expansion Shippers on the GTN system.

      33.2 In the event original capacity holder does not elect termination, GTN will commence open bidding no later than 3 months prior to the service agreement expiration. The bid period will be no less than 5 business days in duration. GTN will notify the original capacity holder of the highest bid(s) as soon as practicable, provided, however, that GTN will have no obligation to accept any bid(s) at rates less than the maximum applicable rate in effect. In the event that GTN does not receive any acceptable bids, the original capacity holder shall not be entitled to continue to receive transportation service upon the expiration of its contract except by agreeing to pay the maximum applicable tariff rate. If GTN accepts any bid(s) the original capacity holder will have 2 weeks from the date of notice

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 212
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

33. RIGHT OF FIRST REFUSAL UPON TERMINATION OF FIRM SHIPPER'S SERVICE AGREEMENT (Continued)

      33.2  (Continued)

            to match the highest bid(s), provided that the original capacity holder shall not have to match any bid rate higher than the maximum applicable rate and shall not be subject to the highest incremental rate on the GTN system. GTN will announce the winning bid(s) as soon as practicable after the close of the match period. If the original capacity holder matches the highest bid(s), the capacity is awarded to the original capacity holder. If the original capacity holder does not match the highest bid(s), the capacity shall be awarded to the highest acceptable bid(s). If there is more than one winning bid, GTN shall award capacity on a pro rata basis. New long-term Shippers will be subject to the highest incremental fuel rate on the GTN system where such fuel rate otherwise applies to expansion shippers on the GTN system. New Shippers must execute a firm transportation service agreement with GTN prior to service commencement. Original capacity holder is allowed to retain a portion of its capacity by matching price and term according to the procedure outlined in this provision, provided that the original contract path is maintained.

      33.3 Bids shall be evaluated on the net present value incorporating price and term. The net present value of revenues to be received from a Shipper bidding a Negotiated Rate shall be calculated using the proposed reservation charge revenues and any proposed usage charge revenues guaranteed by a minimum volume commitment or otherwise. Where the Negotiated Rate is based on a Negotiated Rate Formula, the future value of which cannot be determined at the time of the bidding, GTN shall estimate the future revenues to be received under the Negotiated Rate Formula using currently available data.

      33.4 If there are no competing bids other than that of the original capacity holder, the rate and terms of continuing service is to be negotiated between existing capacity holder and GTN. In addition, in this instance, if the existing capacity holder agrees to pay the maximum authorized rate, the existing capacity holder may determine the term it desires and GTN must extend its contract to the existing capacity holder accordingly.

      33.5 Shippers who terminate their service agreements are not liable for any reservation charges or other charges applicable to the new Shipper contracting for this capacity.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                      First Revised Sheet No. 213
Third Revised Volume No. 1-A                                         Superseding
                                                          Original Sheet No. 213

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

33. RIGHT OF FIRST REFUSAL UPON TERMINATION OF FIRM SHIPPER'S SERVICE AGREEMENT (Continued)

      33.6 Only bona fide bids will be accepted. A bona fide bid offer shall be: (a) submitted via GTN's EBB; (b) accepted in principle; and (c) pursuant to an arms-length transaction. If the Service Agreement is not executed within 30 days, the request for capacity shall expire without prejudice to the prospective Shipper's right to submit a new request for capacity. GTN shall then notify the Shipper via the EBB of the acceptable offer, if any, having the next greatest economic value in accordance with the provisions of this Paragraph. If there is no other acceptable offer, the Shipper may continue service in accordance with this Paragraph.

      33.7 Right of first refusal rights held by Shipper continue to apply following an election of termination pursuant to existing evergreen language contained in Shipper's Firm Transportation Service Agreement. A Shipper that holds evergreen rights in addition to a right of first refusal under a Firm Transportation Service Agreement must first elect termination under the evergreen provision in order to initiate the right of first refusal process. When either GTN or Shipper elects termination under an evergreen provision, GTN shall not be obligated to continue Shipper's evergreen rights on a contract extended through the right of first refusal process. Shippers may exercise their right of first refusal rights consistent with this Paragraph 33.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 22, 2003                      Effective on: November 21, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                             Sheet Nos. 214 - 215
Third Revised Volume No. 1-A

                             Reserved For Future Use

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 216
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

34.   ELECTRONIC COMMUNICATIONS

    34.1  Electronic Bulletin Board

      GTN shall maintain an Electronic Bulletin Board (EBB) which will provide a range of electronic pipeline services and information to all parties on a nondiscriminatory basis. The EBB is available to any party that has compatible equipment for electronic communication and transmission of data. Access to the EBB is obtained by contacting GTN's EBB Administrator at 503/833-4310 and requesting a user identification. The EBB will operate 24 hours a day; however, certain functions may be limited to specific operating times during the business day. There is no usage fee associated with or charged by GTN for using the EBB.

      GTN shall exercise reasonable efforts to ensure the accuracy and security of information presented on the EBB.

    34.2  Services Available through the EBB.

      GTN's EBB provides information and services to allow shippers to perform a variety of business functions on GTN's system. Information and services include:

      (a)   Capacity Release

            The EBB provides the functionality for all capacity release activities, allowing a Shipper to post capacity for release, review capacity available for release, bid on capacity posted for release, and similar activities. Capacity Release activities include:

                  -     Posting capacity release offers

                  -     Bidding on posted capacity release offers

                  -     Review/download available parcel data

                  -     Review/download historic capacity release data.

      (b)   Nominations and Confirmations

            The EBB provides the functionality for a shipper to create or modify a nomination, receive confirmations, and gain information about the status of the shipper's account.

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 217
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

34.   ELECTRONIC COMMUNICATIONS (Continued)

34.2  Services Available Through the EBB (Con't).

      (c)   Shipper Account Information

            The EBB allows a shipper to obtain a variety of information about its account.

      (d)   Operations, Information and Bulletins

            The EBB provides operational bulletins and maintenance schedules, capacity availability, and credit information.

      (e)   Want Adds

            The EBB provides a forum for Shippers to solicit interest in acquiring or releasing capacity.

      (f)   Requests For Service

            The EBB provides the transportation service request form. This form must be completed in order for a shipper to request new service or receive authorization to bid for capacity posted for release.

      (g)   Tariff and Rates

            The EBB provides GTN's Tariff in searchable form, as well as a summary of GTN's rates for service at major paths.

      (h)   Available Firm Service

            The EBB provides information about GTN's available firm service.

      (i)   Marketing Affiliate Information

            The EBB provides the marketing affiliate information required by the Commission's regulations.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 218
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

34.   ELECTRONIC COMMUNICATIONS (Continued)

      34.2  Services Available Through the EBB (Con't)

            (j)   Complaint Procedures

                  The EBB outlines procedures for filing complaints.

            (k)   File Download Area

                  The EBB allows a shipper to directly download a variety of information, as required by Commission Regulations or as otherwise made available by GTN from time to time.

            (l)   Help & Contact Information

                  The EBB provides help and contact information.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 219
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

34.   ELECTRONIC COMMUNICATIONS (Continued)

      34.3  Historical Information

            GTN will back up daily transaction information on the EBB. This historical information shall be kept for a three-year period and may be archived off-line. Information that may be accessed includes Parcel information and bid information associated with that Parcel, including the identity of the winning bid and bidder.

            GTN will provide access to historical data in one of the following manners:

            (a) Direct access by parties via the EBB. In such cases, data may be viewed, down loaded to a computer or printed by the party.

            (b) GTN may elect to archive historical data off-line. Parties may access this data by sending a written or an electronic mail request to the GTN Capacity Release System Administrator requesting such historical data. GTN will make such information available to Shippers.

      34.4  GTN Internet Web Site

            GTN maintains an Internet Web Site at WWW.PGE-NW.COM.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 220
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

34.   ELECTRONIC COMMUNICATIONS (Continued)

      34.5  Electronic Data Interface

            GTN shall maintain an electronic data interface ("EDI") as required by the standards for electronic delivery mechanisms promulgated by GISB and incorporated in Paragraph 40 of this tariff. EDI is available to any party with access to compatible equipment for electronic communication and transmission of data in accordance with the GISB standards. Access to GTN's EDI system is obtained by contacting GTN's Gas Transportation Department at 503-833-4300.

      35.   Reserved

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 221
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

35.   Competitive Equalization Surcharge Revenue Credit

      (a) Applicability. Competitive Equalization Surcharge ("CES") revenues received by GTN will be credited to Eligible Shippers as set forth below.

      (b) Eligible Shippers. A Shipper shall be eligible to receive a credit of CES revenues if it takes service under Rate Schedule FTS-1, LFS-1, or ITS-1.

      (c) Timing of Credits. Within 45 days after November 1st of each year, GTN shall determine the total amount of the CES revenues received during the previous 12-month period and the portion of such amount to be credited to each Eligible Shipper as described below. Such revenue credits shall be reflected as a credit billing adjustment on the next bills rendered to the Eligible Shippers. In the event that such credit billing adjustment would result in a net credit on the total bill to any Shipper, or in the event the Eligible Shipper no longer is a shipper on GTN's system, GTN will pay to such Shipper its share of the CES revenues within 15 days after determination of the amount of the credit due to the Shipper.

      (d) Allocation Method. CES revenues shall be credited to each Eligible Shipper based on the proportion of the revenues received during the 12-month period from each Eligible Shipper for service rendered under Rate Schedules FTS-1, LFS-1 and ITS-1 (exclusive of service rendered on the Extensions) divided by the total revenue received from Eligible Shippers during such period.

      (e) Payment of Interest. GTN shall pay interest to Eligible Shippers on any revenue credits from the date such credits accrue. Such interest shall be calculated based upon the methodology of interest specified in Section 154.501(d) of the Commission's Regulations.

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 222
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

35A.  CREDITING OF INTERRUPTIBLE TRANSPORTATION REVENUES ON EXTENSIONS

      (1)   Interruptible Transportation Revenue Credits on Coyote Springs
            Extension

            (a) Applicability. Revenue credits from interruptible transportation revenues received by GTN from Rate Schedule ITS-1 (E-3) Shippers shall be provided to GTN's firm Shippers under Rate Schedules FTS-1 (E-3) ("Eligible Shippers"), excluding Shippers receiving service under a Capacity Release Service Agreement.

            (b) Crediting Percentage. GTN shall credit to Eligible Shippers 90 percent of interruptible transportation revenues received during each 12-month period, commencing November 1st of each year, but only to the extent that such transportation revenues exceed the amount of fixed costs which were allocated to interruptible transportation (Cost Allocation Amount) by GTN as part of designing GTN's effective transportation rates during such 12-month period. To the extent that GTN is required to provide interruptible transportation revenue credits during any period during which this Paragraph 35A shall be or shall have been in effect for less than 12 months,a "Short Period", GTN shall pro rate the Cost Allocation Amount by the number of days during such Short Period as compared to the total number of days in such 12 months. To calculate the interruptible transportation revenue credit due under the provisions of this paragraph, where applicable, such pro rated Cost Allocation Amount shall be compared to GTN's actual interruptible revenues for the Short Period.

            (c) Timing of Credits. Within 45 days after November 1st of each 12-month period or after the end of a Short Period, if applicable, GTN shall determine the total amount of the applicable Rate Schedule ITS-1 (E-3) revenues received during the 12-month period or Short Period and the distribution of the interruptible revenue credits due to Eligible Shippers as described below. Such revenue credits shall be reflected as a credit billing adjustment in the next invoices rendered to the Eligible Shippers. In the event that such credit billing adjustment would result in a credit total invoice to any Shipper, GTN will refund the excess credit billing adjustment to the Shipper in cash within 15 days after determination of the amount of the credit due to the Shipper.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 223
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

35A.  CREDITING OF INTERRUPTIBLE TRANSPORTATION REVENUES ON EXTENSIONS
      (Continued)

      (1) Interruptible Transportation Revenue Credits on Coyote Springs Extension (Continued)

            (d) Exclusion. Revenue credits shall not be awarded for that portion of interruptible revenues that are attributable to:
                  (1) the recovery by GTN of variable costs, which portion shall be equal to the minimum usage charge for Rate Schedule ITS-1 (E-3), and (2) relate to other volumetric surcharges such as GRI and ACA.

            (e) Distribution Method. Interruptible transportation revenue credits shall be credited to each Eligible Shipper on a pro rata basis in proportion to the reservation revenues received during the 12-month period or Short Period from each Eligible Shipper divided by the total reservation revenue for each Eligible Shipper received during such period. The reservation revenues shall include the reservation charges which the Eligible Shippers actually pay prior to the distribution of all revenue credits, and including reservation charges applicable to capacity which was released into GTN's Capacity Release Programs during the 12-month period year or Short Period by the Eligible Shipper.

            (f) GTN shall pay interest to Eligible Shippers on any revenue credits from the date such credits accrue. Such interest shall be calculated based upon the rate of interest specified in
                  Section 154.67(c) of the Commission's regulations.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 224
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

35A.  CREDITING OF INTERRUPTIBLE TRANSPORTATION REVENUES ON EXTENSIONS
      (Continued)

      (2)   Interruptible Transportation Revenue Credits on Medford Extension

            (a) Applicability. Revenue credits from interruptible transportation revenues received by GTN from Rate Schedule ITS-1 (E-1) Shippers shall be credited to the deferred account for Washington Water Power Company's WP Natural Gas subsidiary in accordance with the mechanism approved by Order of June 1, 1995, 71 FERC Paragraph 61,268.

            (b) Crediting Percentage. GTN shall credit to the deferred account 90 percent of interruptible transportation revenues received during each 12-month period, commencing November 1st of each year, but only to the extent that such transportation revenues exceed the amount of fixed costs which were allocated to interruptible transportation (Cost Allocation Amount) by GTN as part of designing GTN's effective transportation rates during such 12-month period. To the extent that GTN is required to provide interruptible transportation revenue credits during any period during which this Paragraph 35A shall be or shall have been in effect for less than 12 months, a "Short Period", GTN shall pro rate the Cost Allocation Amount by the number of days during such Short Period as compared to the total number of days in such 12 months. To calculate the interruptible transportation revenue credit due under the provisions of this paragraph, where applicable, such pro rated Cost Allocation Amount shall be compared to GTN's actual interruptible revenues for the Short Period.

            (c) Exclusion. Revenue credits shall not be awarded for that portion of interruptible revenues that are attributable to the recovery by GTN of variable costs, which portion shall be equal to the minimum usage charge for Rate Schedule ITS-1 (E-1).

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 225
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

36.   DISCOUNT POLICY

36.1 GTN may from time to time offer a discount from the maximum applicable rate for service under any service agreement governed by this FERC Gas Tariff. If and when GTN offers a discount, such discount shall first be applied to the GRI Surcharge and last to the base tariff rate.

36.2  Types Of Discounts

      From time to time, GTN and Shipper may agree in writing on a level of discount of the otherwise applicable rates and charges in addition to a basic discount from the maximum rates. For example, GTN may provide a specific discount rate based on:

      1) achievement of a specified quantity levels (including quantity levels above, below, or equal to a specified level);

      2)    specified time periods;

      3) specified points of receipt, points of delivery, supply areas, defined geographic areas; or transportation paths; or

      4) a specified relationship to the quantities actually transported (i.e., that the rates shall be adjusted in a specified relationship to the quantities actually transported).

      In all circumstances the discounted rate shall be between the maximum rate and the minimum rate applicable to the service provided.

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                                    Sheet No. 226
Third Revised Volume No. 1-A

                             Reserved For Future Use

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 227
Third Revised Volume No. 1-A

                          GENERAL TERMS AND CONDITIONS
                                   (Continued)

37. ADJUSTMENT MECHANISM FOR FUEL, LINE LOSS, AND OTHER UNACCOUNTED FOR GAS PERCENTAGES

      The effective fuel and line loss percentages under Rate Schedules FTS-1 and ITS-1 shall be adjusted downward to reflect reductions and may be adjusted upward to reflect increases in fuel usage and line loss in accordance with this Section 37.

      37.1  Computation of Effective Fuel and Line Loss Percentage

            The effective fuel and line loss percentage shall be the sum of the current fuel and line loss percentage and the fuel and line loss surcharge percentage.

      37.2  The Current Fuel and Line Loss Percentage

            (a) For each month, the current fuel and line loss percentage shall be determined in accordance with Section 37.2(c) hereof. The current fuel and line loss shall be effective from the first day of such month and shall remain in effect for the month.

            (b) The current fuel and line loss percentage to be applicable for the month shall be posted on GTN's Electronic Bulletin Board not less than seven (7) days prior to the beginning of the month.

            (c) The current fuel and line loss percentage for the month shall be determined on the basis of (1) the estimated quantities of gas to be received by GTN for the account of Shippers during such month and (2) the projected quantities of gas that shall be required for fuel and line loss during such month, adjusted for overrecoveries or underrecoveries of fuel and line loss during such month preceding the month in which the current fuel and line loss percentage is posted; provided, that the percentage shall not exceed the maximum current fuel and line loss percentage and shall not be less than the minimum current fuel and line loss percentage set forth on the Statement of Effective Rates and Charges.

                                                                     (Continued)

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 228
Third Revised Volume No. 1-A

                          GENERAL TERMS AND CONDITIONS
                                   (Continued)

37. ADJUSTMENT MECHANISM FOR FUEL, LINE LOSS AND OTHER UNACCOUNTED FOR GAS PERCENTAGES (Continued)

      37.2  The Current Fuel and Line Loss Percentage (Continued)

            (d) At least thirty (30) days prior to July 1 and January 1, GTN shall file with the Commission schedules supporting the current fuel and line loss percentages applicable during the six (6) months ending April 30 and October 31, respectively.

      37.3  The Fuel and Line Loss Surcharge Percentage

            (a) For each six (6) month period beginning July 1 and January 1, the fuel and line loss surcharge percentage shall be determined in accordance with Section 37.3(c) hereof. The fuel and line loss surcharge percentage shall become effective on July 1 and January 1 and shall remain in effect for the six
                  (6) month period ending December 31 and June 30, respectively.

            (b) At least thirty (30) days prior to each July 1 and January 1, GTN shall file with the Commission and post, as defined by
                  Section 154.2(d) of the Commission's regulations, the fuel and line loss surcharge percentage, together with supporting documentation.

            (c) The fuel and line loss percentage shall be computed by (i) determining GTN's actual fuel and line loss for the six (6) month period ending April 30, if the effective date is July 1, or October 31, if the effective date is January 1, (ii) subtracting the actual quantities retained by GTN during such six (6) month period, and (iii) dividing the result by the estimated quantities of gas to be delivered by GTN for the account of Shippers during the six month period beginning with the effective date of the fuel and line loss surcharge percentage. If the percentage so determined is 0.0001% or less, the fuel and line loss surcharge percentage shall be deemed to be zero.

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 229
Third Revised Volume No. 1-A

                          GENERAL TERMS AND CONDITIONS
                                   (Continued)

38.   INCREMENTAL FUEL REALLOCATION MECHANISM

      When at least one incremental fuel surcharge is currently in effect on the GTN system under this FERC Gas Tariff, new Shippers, taking either long-term firm (LTF) capacity that is available on the GTN system or LTF capacity that is permanently released pursuant to Paragraph 28 of these General Terms and Conditions, will be subject to the highest incremental fuel rate where such fuel rate otherwise applies to expansion Shippers on the GTN system. LTF capacity that is available on the GTN system includes, but is not limited to: capacity that is subject to the right of first refusal process where the existing Shipper has elected to terminate its contract pursuant to Paragraph 33.1 of these General Terms and Conditions; capacity that is subject to the right of first refusal process where the existing Shipper elects not match the highest bid(s) pursuant to Paragraph 33.2; and capacity that has returned to the pipeline because of Shipper default or other contract termination.

      The fuel rate that applies to new LTF Shipper(s) will be determined by the following formula, where Incremental Fuel represents the fuel assumption (in Dth) supporting the original incremental fuel rate associated with a particular expansion project and Incremental Dth-miles represents all capacity currently subject to the associated incremental fuel surcharge.

                             Incremental Fuel (Dth)
                -------------------------------------------------
                Incremental Dth-miles + New LTF Shipper Dth-miles

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 230
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

39.   SALES OF EXCESS GAS

      GTN may from time to time purchase or sell gas on an interruptible basis at its Stanfield or Kingsgate receipt points as necessary to manage system pressure and maintain system integrity Prior to purchasing or selling gas pursuant to this section, GTN shall post notice of its intent to purchase or sell gas through its EBB. Purchase or sale of gas shall be made on a nondiscriminatory basis.

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 231
Third Revised Volume No. 1-A

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

40.   Gas Industry Standards

      In addition to the NAESB standards incorporated within the text of other provisions of this FERC Gas Tariff, GTN incorporates by reference the following standards. NAESB Standards 1.3.54, 1.3.61, 1.3.63, and 2.3.34 are Version 1.4. NAESB Datasets 1.4.6, 5.4.1, 5.4.2, 5.4.3, 5.4.4, 5.4.7,
      5.4.8, 5.4.9, 5.4.13, 5.4.14, 5.4.15, 5.4.18, and 5.4.19 are Version 1.5.
      Unless otherwise specified, all other standards listed below are Version 1.6:

      0.3.1; 1.2.13; 1.2.14; 1.2.15; 1.2.16; 1.2.17; 1.2.18; 1.2.19; 1.3.3;
      1.3.4; 1.3.15; 1.3.17; 1.3.18; 1.3.20; 1.3.21; 1.3.24; 1.3.25; 1.3.26;
      1.3.27; 1.3.28; 1.3.29; 1.3.30; 1.3.31; 1.3.32; 1.3.33; 1.3.34; 1.3.35;
      1.3.36; 1.3.37; 1.3.38; 1.3.39; 1.3.40; 1.3.41; 1.3.42; 1.3.43; 1.3.44;
      1.3.45; 1.3.46; 1.3.47; 1.3.48; 1.3.49; 1.3.50; 1.3.51; 1.3.52; 1.3.53;
      1.3.54; 1.3.55; 1.3.56; 1.3.57; 1.3.58; 1.3.59; 1.3.60; 1.3.61; 1.3.62;
      1.3.63; 1.3.64; 1.3.65; 1.3.66; 1.3.67; 1.3.68; 1.3.69; 1.3.70; 1.3.71;
      1.3.72; 1.3.73; 1.3.74; 1.3.75; 1.3.76; 1.3.77; 1.3.78; 1.3.79; 1.4.1;
      1.4.2; 1.4.3; 1.4.4; 1.4.5; 1.4.6; 1.4.7; 2.1.5; 2.2.2; 2.2.3; 2.3.1;
      2.3.2; 2.3.3; 2.3.4; 2.3.5; 2.3.6; 2.3.8; 2.3.10; 2.3.12; 2.3.13; 2.3.15;
      2.3.16; 2.3.17; 2.3.18; 2.3.19; 2.3.20; 2.3.21; 2.3.22; 2.3.23; 2.3.24;
      2.3.25; 2.3.26; 2.3.27; 2.3.28; 2.3.31; 2.3.32; 2.3.33; 2.3.34; 2.3.35;
      2.3.36; 2.3.37; 2.3.38; 2.3.39; 2.3.40; 2.3.41; 2.3.42; 2.3.43; 2.3.44;
      2.3.45; 2.3.46; 2.3.47; 2.3.48; 2.3.49; 2.3.50; 2.4.1; 2.4.3; 2.4.4;
      2.4.5; 2.4.6; 2.4.7; 2.4.8; 2.4.9; 2.4.10; 2.4.11; 2.4.12; 2.4.13; 2.4.14;
      2.4.15; 2.4.16; 3.3.1; 3.3.2; 3.3.3; 3.3.4; 3.3.5; 3.3.6; 3.3.7; 3.3.8;
      3.3.9; 3.3.10; 3.3.11; 3.3.12; 3.3.13; 3.3.16; 3.3.18; 3.3.19; 3.3.20;
      3.3.21; 3.3.22; 3.3.23; 3.3.24; 3.3.25; 3.3.26; 3.4.1; 3.4.2; 3.4.4;
      4.2.20; 4.3.1; 4.3.2; 4.3.3; 4.3.5; 4.3.6; 4.3.7; 4.3.8; 4.3.9; 4.3.10;
      4.3.11; 4.3.12; 4.3.13; 4.3.14; 4.3.15; 4.3.16; 4.3.17; 4.3.18; 4.3.19;
      4.3.20; 4.3.21; 4.3.22; 4.3.23; 4.3.24; 4.3.25; 4.3.26; 4.3.27; 4.3.28;
      4.3.29; 4.3.30; 4.3.31; 4.3.32; 4.3.33; 4.3.34; 4.3.35; 4.3.36; 4.3.37;
      4.3.38; 4.3.39; 4.3.40; 4.3.41; 4.3.42; 4.3.43; 4.3.44; 4.3.45; 4.3.46;
      4.3.47; 4.3.48; 4.3.49; 4.3.50; 4.3.51; 4.3.52; 4.3.53; 4.3.54; 4.3.55;
      4.3.56; 4.3.57; 4.3.58; 4.3.59; 4.3.60; 4.3.61; 4.3.62; 4.3.63; 4.3.64;
      4.3.65; 4.3.66; 4.3.67; 4.3.68; 4.3.69; 4.3.70; 4.3.71; 4.3.72; 4.3.73;
      4.3.74; 4.3.75; 4.3.76; 4.3.78; 4.3.79; 4.3.80; 4.3.81; 4.3.82; 4.3.83;
      4.3.84; 4.3.85; 4.3.86; 4.3.87; 4.3.88; 5.3.10; 5.3.17; 5.3.18; 5.3.20;
      5.3.21; 5.3.22; 5.3.23; 5.3.24; 5.3.25; 5.3.28; 5.3.29; 5.3.30; 5.3.31;
      5.3.32; 5.3.33; 5.3.34; 5.3.35; 5.3.36; 5.3.37; 5.3.38; 5.3.39; 5.3.40;
      5.3.41; 5.3.42; 5.3.43; 5.3.44; 5.3.45; 5.3.46; 5.3.47; 5.3.48; 5.3.49;
      5.3.50; 5.3.51; 5.3.52; 5.3.53; 5.3.54; 5.3.55; 5.3.56; 5.3.57; 5.3.58;
      5.4.1; 5.4.2; 5.4.3; 5.4.4; 5.4.5; 5.4.6; 5.4.7; 5.4.8; 5.4.9; 5.4.10;
      5.4.12; 5.4.13; 5.4.14; 5.4.15; 5.4.16; 5.4.17; 5.4.18 and 5.4.19.

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003

Gas Transmission Northwest Corporation
FERC Gas Tariff                                           Original Sheet No. 231
Third Revised Volume No. 1-A

                             Reserved For Future Use

Issued by: John A Roscher, Director of Rates & Regulatory Affairs
Issued on: October 7, 2003                         Effective on: October 6, 2003